THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of June 30, 2015, is by and among Wells Fargo Capital Finance, LLC, a Delaware limited liability company, in its capacity as agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, "Agent"), the lenders party hereto (individually, each a "Lender" and collectively, "Lenders"), PolyOne Corporation, an Ohio corporation (the "Parent"), GLS International, Inc., an Illinois corporation ("GLS"), NEU Specialty Engineered Materials, LLC, an Ohio limited liability company ("NEU", and together with Parent and GLS, each individually a "US Borrower" and collectively, "US Borrowers"), PolyOne Canada Inc., a federally incorporated Canadian corporation ("PolyOne Canada" or "Canadian Borrower", and, together with US Borrowers, each individually a "Borrower" and collectively, "Borrowers"), PolyOne LLC, a Delaware limited liability company ("PO LLC"), Polymer Diagnostics, Inc., an Ohio corporation ("Polymer"), Conexus, LLC, a Nevada limited liability company, f/k/a Conexus, Inc., a Nevada corporation ("Conexus"), M.A. Hanna Asia Holding Company, a Delaware corporation ("Hanna"), The ColorMatrix Corporation, an Ohio corporation ("CMC"), ColorMatrix Holdings, Inc., a Delaware corporation ("CM Holdings"), Chromatics, Inc., a Connecticut corporation ("Chromatics"), ColorMatrix Group, Inc., a Delaware corporation ("CM Group"), ColorMatrix – Brazil, LLC, an Ohio limited liability company ("CM Brazil"), Gayson Silicone Dispersions, Inc., an Ohio corporation ("Gayson"), Glasforms, Inc., a California corporation ("Glasforms"), PolyOne Designed Structures and Solutions LLC, a Delaware limited liability ("PolyOne DSS"), Franklin-Burlington Plastics, Inc., a Delaware corporation ("Franklin"; and, together with each of PO LLC, Polymer, Conexus, Hanna, CMC, CM Holdings, Chromatics, CM Group, CM Brazil, Gayson and PolyOne DSS, each individually a "US Guarantor" and collectively, "US Guarantors"), and PolyOne DSS Canada Inc., a federally incorporated Canadian corporation ("DSS Canada, Inc." and "Canadian Guarantor"; and together with the US Guarantors, each individually a "Guarantor" and collectively, "Guarantors").
WHEREAS, Borrowers, Guarantors, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 1, 2013 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement");
WHEREAS, subject to terms and conditions hereof, Agent, the Lenders party hereto, Borrowers and Guarantors desire to amend the Credit Agreement as more fully described below;
NOW, THEREFORE, for and in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. For purposes of this Amendment, all terms used herein and not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.

2.    Amendments. In reliance upon the representations and warranties of the Loan Parties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 5 below, the Loan Agreement is hereby amended as follows:
(a)    Section 2.3(e) of the Credit Agreement is hereby amended by (i) renumbering subclauses (iv) and (v) thereof as clauses (v) and (vi) thereof, respectively, and (ii) adding the following new clause (iv) in appropriate numeric order:
(iv)     Proceeds of Life Insurance Policies. Within one (1) Business Day of the date of receipt by any Loan Party, any of its Subsidiaries, or Agent of any proceeds of any Eligible Life Insurance Policy, whether such proceeds are received as a result of the death of a Person covered thereby, the surrender and termination of such policy, a policy loan taken out under such policy, or otherwise, 100% of such proceeds shall be used first to prepay the outstanding principal amount of the Obligations and second, subject to the terms of any applicable Life Insurance Assignment, any additional proceeds shall be returned to the Borrowers. The provisions of this Section 2.3(e)(iv) shall not be deemed to constitute consent to any action otherwise prohibited by the terms and conditions of this Agreement.
(b)    Section 4.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:
4.18    Patriot Act; Anti-Corruption Laws. To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the "Patriot Act"); and (c) the Proceeds of Crime Money Laundering and Terrorist Finance Act (Canada) and the regulations promulgated thereunder. No part of the proceeds of the loans made hereunder will be used by any Loan Party or any of their Affiliates, directly or indirectly, (i) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA, or (ii) in any other manner that would cause a violation in any material respect of any applicable anti-bribery laws. No Loan Party nor any of its Subsidiaries, nor to the knowledge of any Loan Party, any director or officer, or any employee, agent or Affiliate of, any Loan Party or any of its Subsidiaries, has taken any action, directly or indirectly, that would result in a violation in any material respect by such persons of any applicable anti-bribery law. Furthermore, each Loan Party and, to the knowledge of each Loan Party, its Affiliates have conducted their businesses in compliance in all material respects with the UK Bribery Act, the FCPA and similar laws, rules or regulations, in each case, to the extent applicable to the Loan Parties and, in their reasonable business judgment, have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

(c)    Section 4.23 of the Credit Agreement is hereby amended and restated in its entirety as follows:
4.23    OFAC. No Loan Party nor any of its Subsidiaries is in violation of any Sanctions applicable to the Loan Parties. No Loan Party nor any of its Subsidiaries, nor to the knowledge of any Loan Party, any director or officer, or any employee, agent or Affiliate of, any Loan Party or any of its Subsidiaries (a) is a Sanctioned Person or a Sanctioned Entity, (b) has its assets located in Sanctioned Entities, (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities, or (d) is located, organized or a resident of a country or territory that is, or whose government is, the subject of Sanctions. No proceeds of any Revolving Loan (including any Swing Loan, Protective Advance or Overadvance) or any Letter of Credit will be used by a Loan Party (i) to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including without limitation any Person participating in Revolving Loans or Letters of Credit).
(d)    Section 5.6 of the Credit Agreement is hereby amended by (i) adding a new sub-clause (a), together with a header entitled "Property, Business Interruption and Liability Insurance.", immediately before the first paragraph thereof, and (ii) adding a new sub-clause (b) immediately after sub-clause (a) as follows:
(b)    Life Insurance. At Borrowers' expense, maintain each Life Insurance Policy. If any Borrower fails to maintain any such insurance, to the extent any such insurance has not been paid for in full, Agent may pay the premiums thereon or otherwise arrange for such insurance, but at such Borrower's expense and without any responsibility on Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Notwithstanding anything in any Life Insurance Assignment to the contrary, Borrowers agree that any such payments made by Agent at Borrowers' expense shall constitute Obligations chargeable to the Loan Account hereunder and bear interest at a per annum rate equal to the Base Rate plus the Applicable Margin for Base Rate Loans. Borrowers shall give Agent prompt notice of the death of any Person covered by any Life Insurance Policy. Agent shall have the sole right to file claims under any Life Insurance Policy, to collect the net proceeds of any such policy, to surrender any such policy, to obtain policy loans thereon from the insurer, to receive, receipt and give acquittance for any payments that may be payable thereunder (including without limitation, the right to collect and receive all distributions or shares of surplus, dividend deposits or additions to such policy made or apportioned thereto, and to exercise any and all options contained in such policy with respect thereto), to exercise all nonforfeiture rights under such policy, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policy. Borrowers shall take all action requested by Agent and necessary to cause each Life Insurance Policy to be at all times subject to an effective Life Insurance Assignment.

(e)    Article 6 of the Credit Agreement is hereby amended to add the following new Section 6.16 in appropriate numeric order:
6.16    Eligible Life Insurance Policies.
(a)    Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable for any Indebtedness or any other advances made against any Life Insurance Policy (except as permitted under clause (a) of the definition of Permitted Indebtedness),
(b)    without at least thirty (30) days' prior written notice to Agent (or such shorter period as agreed to by Agent in writing) and provided that no Default or Event of Default under Section 8.1, Section 8.6 or Section 8.7 has occurred and is continuing or would be caused thereby, directly or indirectly, amend, modify, or change (or permit the amendment, modification or other change in any manner of) any of the terms or provisions of any Life Insurance Policy, or
(c)    without at least thirty (30) days' prior written notice to Agent (or such shorter period as agreed to by Agent in writing) and provided that no Default or Event of Default under Section 8.1, Section 8.6 or Section 8.7 has occurred and is continuing or would be caused thereby, directly or indirectly, elect or cause to be elected, any mode of optional settlement under any Life Insurance Policy, terminate or cancel, or cause to be terminated or cancelled, any Life Insurance Policy, or surrender or cause to be surrendered, any Life Insurance Policy, or
(d)    without at least thirty (30) days' prior written notice to Agent (or such shorter period as agreed to by Agent in writing) and provided that (i) no Default or Event of Default under Section 8.1, Section 8.6 or Section 8.7 has occurred and is continuing or would be caused thereby, and (ii) Borrowers have prepaid to Agent outstanding Obligations such that no Overadvance shall exist at the time of such release, request that any key person life insurance policy shall no longer constitute a "Life Insurance Policy" hereunder or under any other Loan Document and that the Agent release or terminate any Life Insurance Assignment executed in connection therewith.
(f)    Article 15 of the Credit Agreement is hereby amended to add the following new Section 15.21 in appropriate numeric order:
15.21    Release of Life Insurance Policies.
So long as the Loan Parties are in compliance with Section 6.16(d), the Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to release any Lien on any Life Insurance Policy upon at least thirty (30) days (or such shorter period as agreed to by Agent in writing) written notice from Parent that any key person life insurance policy shall not constitute a “Life Insurance Policy” hereunder or under any other Loan Document and in connection therewith, Agent shall release or terminate any Life Insurance Assignment executed in connection with such Life Insurance Policy and take such further actions as reasonably requested by Parent, at the Borrowers’ sole cost and expense.
(g)    The definition of the term "Permitted Indebtedness" contained in Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating clause (j) thereof in its entirety as follows:
(j)    Indebtedness consisting of insurance premium financing in the ordinary course of business, except with respect to any Life Insurance Policy,
(h)    The definition of the term "Sanctioned Entity" contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Sanctioned Entity" means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, or (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by the United States government, including without limitation OFAC and the U.S. Department of State, the Canadian government, the United National Security Council, the European Union or the Hong Kong Monetary Authority.
(i)    The definition of the term "Sanctioned Person" contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Sanctioned Person" means any person named on the list of Specially Designated Nationals maintained by OFAC or any analogous list maintained by the U.S. Department of State, the Canadian government, the United National Security Council, the European Union or the Hong Kong Monetary Authority.
(j)    The definition of the term "US Borrowing Base" contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"US Borrowing Base" means, at any time, the amount equal to
(a)eighty-five percent (85%) of the amount of Eligible Accounts of each US Loan Party, plus
(b)the least of (A) seventy percent (70%) multiplied by the Value of Eligible Inventory of each US Loan Party, (B) eighty-five percent (85%) of the Net Recovery Percentage multiplied by the Value of such Eligible Inventory or (C) sixty percent (60%) of the US Maximum Credit, plus
(c)during the Acquired Business Availability Period, the lesser of (A) the sum of (i) sixty percent (60%) of the amount of Eligible Acquired Business Accounts of the applicable US Loan Party, plus (ii) fifty percent (50%) of the Net Recovery Percentage (determined pursuant to the most recent acceptable appraisal received by Agent in accordance with the requirements of the Agreement as to the pre-existing Inventory of US Loan Parties) of the applicable US Loan Party multiplied by the

Value of Eligible Acquired Business Inventory or (B) ten percent (10%) of the lesser of (i) the Maximum Credit or (ii) the Borrowing Base, plus
(d)the lesser of (i) $50,000,000 and (ii) ninety percent (90%) of the CSV of Eligible Life Insurance Policies, minus
(e)the aggregate amount of reserves applicable to US Loan Parties, if any, established by Agent under Sections 2.1(e) and (f) of the Agreement.
(k)    The definition of the term "Loan Documents" contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Loan Documents" means the Agreement, any US Borrowing Base Certificate, any Canadian Borrowing Base Certificate, the Controlled Account Agreements, the Control Agreements, any Copyright Security Agreement, the Fee Letter, the Guaranty, any Intercompany Subordination Agreement, the Letters of Credit, any Mortgages, any Additional Documents, any Additional Second Lien Documents, any Patent Security Agreement, the Security Agreement, any Trademark Security Agreement, the Life Insurance Assignments, any perfection certificate, any note or notes executed by any Borrower in connection with the Agreement and payable to any member of the Lender Group, any Canadian Security Document, any letter of credit application entered into by any Borrower in connection with the Agreement, and any other agreement entered into, now or in the future, by Parent or any of its Subsidiaries in connection with the Agreement.
(l)    Schedule 1.1 to the Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:
"Approved Form" with respect to any Life Insurance Policy, means that the form and substance of such Life Insurance Policy is (a) a 65 Whole Life Policy the same in all material respects as the sample 65 Whole Life Policy attached as an exhibit to the most recent Northwestern Mutual Side Letter that has been approved by Agent, (b) a 90 Whole Life Policy the same in all material respects as the sample 90 Whole Life Policy attached as an exhibit to the most recent Northwestern Mutual Side Letter that has been approved by Agent, (c) a Whole Life with Extra Life Protection Policy the same in all material respects as the sample Whole Life with Extra Life Protection Policy attached as an exhibit to the most recent Northwestern Mutual Side Letter that has been approved by Agent, (d) a Whole Life with Adjustable Term Protection Policy the same in all material respects as the sample Whole Life with Adjustable Term Protection Policy attached as an exhibit to the most recent Northwestern Mutual Side Letter that has been approved by Agent, or (e) another form of policy that has been approved by Agent and is attached as an exhibit to the most recent Northwestern Mutual Side Letter.
"CSV" means, on each date of determination, the amount, as determined for each Eligible Life Insurance Policy, equal to the cash surrender value of such Eligible Life Insurance Policy.

"Eligible Life Insurance Policies" means Life Insurance Policies that are not excluded from being Eligible Life Insurance Policies as a result of the failure to satisfy any of the criteria set forth below. Eligible Life Insurance Policies shall not include any Life Insurance Policy:
(a)    which is not in full force and effect with all premiums due having been paid in full;
(b)    which is not owned by a US Loan Party;
(c)    the beneficiary of which is not a US Loan Party;
(d)    which covers the life of any Person other than an officer or employee of a US Loan Party;
(e)    which is not in an Approved Form;
(f)    which has not been collaterally assigned by the applicable US Loan Party to Agent to secure repayment of the Obligations pursuant to a Life Insurance Assignment in form and substance reasonably satisfactory to Agent, and which has been executed by the issuing life insurance company (or for which evidence of recordation with the issuing life insurance company has been provided in form and substance satisfactory to Agent);
(g)    which is subject to a currently effective assignment by any US Loan Party to any other Person;
(h)    which is not referenced in a currently effective Northwestern Mutual Side Letter;
(i)    the existence and cash surrender value of which have not been certified in the most recent US Borrowing Base Certificate; or
(j)    which has any policy loans or advances outstanding against such Life Insurance Policy.
The criteria for Eligible Life Insurance Policies set forth above may only be changed and any new criteria for Eligible Life Insurance Policies may only be established by Agent based on either (i) an event, condition or other circumstance arising after the Third Amendment Effective Date, or (ii) an event, condition or other circumstance existing on the Third Amendment Effective Date to the extent that such event, condition or circumstance has not been identified by a Borrower to Agent prior to the Third Amendment Effective Date (except to the extent that it may have been identified but Agent, in consultation with Borrowers, has intentionally elected not to establish a reserve with respect thereto as of the Third Amendment Effective Date), in either case under clause (i) or (ii) which adversely affects or could reasonably be expected to adversely affect the cash surrender value or loanable or otherwise realizable value of the Life Insurance Policies, as determined by Agent in its Permitted Discretion. Any Life Insurance Policy that is not an Eligible Life

Insurance Policy shall nevertheless be part of the Collateral. For avoidance of doubt, any Life Insurance Policy determined ineligible under more than one clause above shall be calculated without duplication.
"FCPA" means the United States Foreign Corrupt Practices Act of 1977, as amended.
"Life Insurance Assignments" means, collectively, (a) that certain Assignment of Life Insurance Policy as Collateral dated as of June 22, 2015 by Parent in favor of Agent with respect to the Eligible Life Insurance Policies in effect as of the Third Amendment Effective Date, and (b) any other agreements, instruments and documents reasonably acceptable to Agent pursuant to which Agent has been granted a Lien on the rights of a US Loan Party under any Eligible Life Insurance Policy.
"Life Insurance Policies" means, collectively, each key person life insurance policy that Parent has elected to subject to a Life Insurance Assignment and that is listed on Schedule E-2 (as the such Schedule E-2 may be updated from time to time by Parent) and issued by The Northwestern Mutual Life Insurance Company; provided, however, that any key person life insurance policy that has been released pursuant to Section 15.21 shall not constitute a Life Insurance Policy hereunder.
"Northwestern Mutual Side Letter" means that certain letter from The Northwestern Mutual Life Insurance Company to Agent dated as of April 28, 2015 regarding certain information with respect to the Life Insurance Policies, and any renewals, replacements or updates thereof, in each case in form and substance reasonably acceptable to Agent.
"Sanctions" means any economic or trade sanctions (including without limitation any country or list based sanctions) imposed, administered or enforced from time to time by the United States government, including without limitation OFAC and the U.S. Department of State, the Canadian government, the United National Security Council, the European Union or the Hong Kong Monetary Authority.
"Third Amendment Effective Date" means June 30, 2015.
"UK Bribery Act" means the United Kingdom Bribery Act 2010, as amended.
(m)    Exhibit B-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B-1 attached hereto.
(n)    A new Schedule E-2 is hereby added to the Credit Agreement in appropriate alphabetical and numeric order as set forth on Schedule E-2 attached hereto.
(o)    Schedule A-3 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule A-3 attached hereto

(p)    Schedule 5.2 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.2 attached hereto.
3.    Reaffirmation and Confirmation. Each Loan Party party hereto hereby (i) ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally) and collectible obligations of such Loan Party, (ii) reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant of security interest contained therein, in each case as amended, supplemented or modified prior to or as of the date hereof, and (iii) acknowledges and agrees that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.
4.    Representations and Warranties. In order to induce Agent and Supermajority Lenders to enter into this Amendment, each Loan Party represents and warrants with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:
(a)    all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality of dollar thresholds in the text thereof) on and as of the date of this Amendment (except to the extent any representation or warranty expressly related to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of such earlier date);
(b)    no Default or Event of Default has occurred and is continuing; and
(c)    this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.
5.    Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:
(a)    Agent shall have received a copy of this Amendment executed by Agent, Supermajority Lenders and the Loan Parties, together with each other agreement, instrument and document identified on the Closing Checklist attached hereto as Exhibit A, in each case executed by the Loan Parties and other Persons party thereto (as applicable) and each in form and substance reasonably satisfactory to Agent; and

(b)    Borrowers shall have paid (or concurrently with the effectiveness of the Amendment shall pay) all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment for which Borrowers have received an invoice prior to the date hereof.
6.    Miscellaneous.
(a)    Expenses. Borrowers agree to pay on demand all reasonable costs and expenses of Agent and the Lenders (including reasonable attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.
(b)    Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
(c)    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including "pdf"), shall be treated in all manner and respects and for all purposes as an original Amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or this Amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page.
7.    Release.
(a)    Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each other Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Borrower or such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b)    Complete Defense. Each Borrower and each other Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    Release Unconditional. Each Borrower and each other Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

U.S. BORROWERS:

POLYONE CORPORATION

/s/ Scott J. Leffler
Name: Scott J. Leffler
Title: Vice President and Treasurer

GLS INTERNATIONAL

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

NEU SPECIALTY ENGINEERED MATERIALS, LLC

/s/ Robert K. James
Name: Robert K. James
Title: Assistant Secretary

CANADIAN BORROWER:

POLYONE CANADA INC.

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

Signature Page to Third Amendment to Amended and Restated Credit Agreement

GUARANTORS:

M.A. HANNA ASIA HOLDING COMPANY

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

POLYONE LLC

/s/ Robert K. James
Name: Robert K. James
Title: Manager

CONEXUS, INC.
POLYMER DIAGNOSTICS, INC.
COLORMATRIX GROUP, INC.
COLORMATRIX HOLDINGS, INC.
THE COLORMATRIX CORPORATION
CHROMATICS, INC.
GAYSON SILICONE DISPERSIONS, INC

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

COLORMATRIX - BRAZIL, LLC

By	The ColorMatrix Corporation, its sole member

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

GLASFORMS, INC.

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

Signature Page to Third Amendment to Amended and Restated Credit Agreement

POLYONE DESIGNED STRUCTURES AND SOLUTIONS LLC

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

FRANKLIN-BURLINGTON PLASTICS, INC.

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

POLYONE DSS CANADA INC.

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

Signature Page to Third Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and a Lender

/s/ Melissa Provost
Name: Melissa Provost
Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

/s/ Trevor Tysick
Name: Trevor Tysick
Title: Assistant Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

/s/ Charles Fairchild
Name: Charles Fairchild
Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

/s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

/s/ David Lawrence
Name: David Lawrence
Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as a Lender

/s/ John P. Rehob
Name: John P. Rehob
Title: Vice President & Principal Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A., as a Lender

/s/ Matthew Paquin
Name: Matthew Paquin
Title: Vice President and Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

HSBC BANK USA, N.A., as a Lender

/s/ Frank M. Eassa
Name: Frank M. Eassa
Title: Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

/s/ Paul H. Steiger
Name: Paul H. Steiger
Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

/s/ Carrie Light
Name: Carrie Light
Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

PNC BANK CANADA BRANCH, as a Lender

/s/ James Bruce
Name: James Bruce
Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

THE HUNTINGTON BANK, as a Lender

/s/ Dennis Hatvany
Name: Dennis Hatvany
Title: Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

CITIZENS BUSINESSCAPITAL, a Division of CITIZENS ASSET FINANCE. INC., a wholly owned Subsidiary of CITIZENS BANKS, N.A., a National Banking Association, fka RBS CITIZENS. NATIONAL ASSOCIATION, successor by merger to CHARTER ONE BANK, NA

/s/ James G. Zamborsky
Name: James G. Zamborsky
Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

Exhibit A

Closing Checklist

[attach]

Signature Page to Third Amendment to Amended and Restated Credit Agreement

CLOSING checklist
Third Amendment to Amended and Restated Revolving Loan Facility by
Wells Fargo Capital Finance, LLC
as Administrative Agent
to
PolyOne Corporation, GLS International, Inc., NEU Specialty Engineered Materials, LLC and PolyOne Canada Inc.
Closing Date: June 30, 2015

I.	Closing Documents:

A.	Loan and Security Documents:

1.	Third Amendment to Amended and Restated ABL Credit Agreement, together with Schedules and Exhibits attached thereto

2.	Life Insurance deliveries:

(a)	Assignment of Life Insurance as Collateral

(b)	Side Letter from the Northwestern Mutual Life Insurance Company, together with policy forms

B.	Corporate Due Diligence:
        3.     Omnibus Officer's Certificate for each Loan Party with respect to:
Certified Certificate of Incorporation or Formation (as applicable)
Bylaws or Limited Liability Company Agreement (as applicable)
Resolutions
Incumbency of Officers

C.	Other Items:
4.     Sample life insurance policies

D.	Post-Closing:
5.    Evidence of recordation of item 2(a) with Northwestern Mutual Life Insurance Company

6662049v7 6/30/2015 9:28 AM	1989.334

Exhibit B-1 to the Credit Agreement

[attach]

Signature Page to Third Amendment to Amended and Restated Credit Agreement

Summary Page Borrowing Base Certificate

Date		A/R As of:
Name	PolyOne Corporation	Inventory As of:

The undersigned, PolyOne Corporation (“Borrower”), pursuant to that certain Credit Agreement dated as of March 1, 2013 (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), entered into among Borrower, the lenders signatory thereto from time to time and Wells Fargo Capital Finance, LLC, a Delaware limited liability company as the arranger and administrative agent (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), hereby certifies to Agent that the following items, calculated in accordance with the terms and definitions set forth in the Credit Agreement for such items are true and correct, and that Borrower is in compliance with and, after giving effect to any currently requested Advances, will be in compliance with, the terms, conditions, and provisions of the Credit Agreement.

Accounts Receivable
			US	Canada	Consolidated
Accounts Receivable Balance per Aging Report Assigned To Wells Fargo Capital Finance			—	—	—
	Less Ineligibles (detailed on page 2)		—	—	—
Net Eligible Accounts Receivable			—	—	—

Accounts Receivable Availability before Sublimit(s)			—	—	—

Net Available Accounts Receivable after Sublimit(s)			—	—	—

Inventory
			US	Canada	Consolidated
Inventory Balance Assigned To Wells Fargo Capital Finance			—	—	—
	Less Ineligibles (detailed on page 3)		—	—	—
Eligible Inventory			—	—	—

Inventory Availability before Sublimit(s)			—	—	—

Available Inventory after 50% of Maximum Credit Sublimit(s)			—	—	—

Summary

Cash surrender value of key person life insurance policies		As of
Advance rate			90%
CSVLI availability, limited to	50,000,000.00		—		—

Availability before Credit Line & Reserves			—	—	—

Reserves			(PCIAC)	(PCIBA)
	Reserve for 2015 Debentures				—
	Rent Reserve				—
	3rd Party Warehouse Reserve			—	—
	Reserve for Sunbelt Series G Notes Guarantee				—
—
Total Reserves			—	—	—

Total Availability after Reserves			—	—	—

Total Credit Line			400,000,000.00	400,000,000.00	400,000,000.00
		Suppressed Availability	—	—	—

Availability before Loan Balance			—	—	—

Letter of Credit Balance		As of:			—

Loan Ledger Balance		As of:			—
Cash in-transit					—
Adjusted Loan Balance			—	—	—

Net Availability			—	—	—

Additionally, the undersigned hereby certifies and represents and warrants to the Lender Group on behalf of Borrower that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above, and (iv) all of the foregoing is true and correct as of the effective date of the calculations set forth above and that such calculations have been made in accordance with the requirements of the Credit Agreement.

List of attachments with this Borrowing Base Certificate:
Authorized Signer			Page 2 - Accounts Receivable Availability Detail
Page 2a - Accounts Receivable Summary
Page 2b - Accounts Receivable Concentrations
Page 2c - Accounts Receivable Dilution
Page 3 - Inventory Availability Detail
Page 3a - Inventory Availability Detail
Page 3b - Inventory Availability Summary

Accounts Receivable Availability Detail
Name:	PolyOne Corporation
Report based on Aging dated:
	Loan ID #:	0	0	0
	Division Name:	US PolyOne	Color Matrix	Canada PolyOne (USD)	Total
Aging Spreads:
	Future		—		—
	0 - 30 DOI				—
	31 - 60 DOI				—
	61 - 90 DOI				—
	91 - 120 DOI				—
	121+ DOI				—

A/R Aging Balance:					—
Ineligibles:
ERS	Past Due-> 121 DOI; > 61 DPD				—
ERS	Past Due Credits				—
ERS	CrossAge				—
ERS	Intercompany				—
ERS	Foreign			—	—
ERS	Government		—	—	—
ERS	COD				—
ERS	Debit Memo		—	—	—
ERS	Customer Deposits		—	—	—
ERS	Employee Sales	—	—	—	—
ERS	Progress Billing	—	—	—	—
ERS	Extended Terms		—	—	—
ERS	Finance Charges	—	—	—	—
ERS	Guaranteed	—	—	—	—
ERS	Coop Advertising	—	—	—	—
ERS	Samples	—	—	—	—
ERS	Consignment Sales	—	—	—	—
ERS	Bill & Hold	—	—	—	—
ERS	Bankrupt/Doubtful	—	—	—	—
ERS	Contra				—
ERS	Other1-Shortpays			—	—
ERS	Other2-Foreign (prior to insurance review)				—
Formula	Other3-Eligible foreign credit ins add-back		—	—	—
ERS	Other4-Whirlpool Mexico not billed in USD	—	—	—	—
ERS	Other5	—	—	—	—
Formula	Other6->30MM Foreign Sub of US Entities	—	—	—	—
ERS TB	Unbilled Sales/Credits (GL#120300)				—
ERS TB	Rebates (GL#120500, #2015, #120550)		—		—
Manual	Deferred Revenue (GL#460100 & GL#344450)				—
Manual	FOB Destination Ineligible	—			—
ERS TB	Unapplied Cash (GL#12120)				—
Manual	Whirlpool Foreign Cap exceeding $15MM	—			—
Manual	Manual7				—
Manual	Concentration Cap				—
ERS TB	PST/GST (GL#340150-#340210, GL#23101,23103,23105)-Reserve grossed up				—
Manual	Canadian WEPA-03/31/2015 366,000.00-Reserve grossed up				—
Manual	Wisconsin Wage Lien-Reserve grossed up				—
Manual	Dilution Ineligible (grossed up)	—	—	—	—

Total Ineligible A/R:		—	—	—	—

Eligible A/R		—	—	—	—
Advance Rate		85%	85%	85%
A/R Availability before Sublimit(s)		—	—	—	—

Line Limit or Sublimit(s)

Net A/R Availability		—	—	—	—

Page 2 - AR Detail

Accounts Receivable Availability Summary		POST TO LUCAS
Name:	PolyOne Corporation
Report based on Aging dated:
	Loan ID #:	PCIA0	PCIB1
	Pool Name:	US PolyOne (USD)	Canada PolyOne (USD)	Total
Aging Spreads:
	Future	—	—	—
	1 - 30 DOI	—	—	—
	31 - 60 DOI	—	—	—
	61 - 90 DOI	—	—	—
	91 - 120 DOI	—	—	—
	121+ DOI	—	—	—

A/R Aging Balance:		—	—	—
Ineligibles:
ERS	Past Due-> 121 DOI; > 61 DPD	—	—	—
ERS	Past Due Credits	—	—	—
ERS	CrossAge	—	—	—
ERS	Intercompany	—	—	—
ERS	Foreign	—	—	—
ERS	Government	—	—	—
ERS	COD	—	—	—
ERS	Debit Memo	—	—	—
ERS	Customer Deposits	—	—	—
ERS	Employee Sales	—	—	—
ERS	Progress Billing	—	—	—
ERS	Extended Terms	—	—	—
ERS	Finance Charges	—	—	—
ERS	Guaranteed	—	—	—
ERS	Coop Advertising	—	—	—
ERS	Samples	—	—	—
ERS	Consignment Sales	—	—	—
ERS	Bill & Hold	—	—	—
ERS	Bankrupt/Doubtful	—	—	—
ERS	Contra	—	—	—
ERS	Other1-Shortpays	—	—	—
ERS	Other2-Foreign (prior to insurance review)	—	—	—
ERS	Other3-Eligible foreign credit ins add-back	—	—	—
ERS	Other4-Whirlpool Mexico not billed in USD	—	—	—
ERS	Other5	—	—	—
ERS	Other6->30MM Foreign Sub of US Entities	—	—	—
Manual	Unbilled Sales/Credits (GL#120300)	—	—	—
Manual	Rebates (GL#120500, #2015, #120550)	—	—	—
Manual	Deferred Revenue (GL#460100 & GL#344450)	—	—	—
Manual	FOB Destination Ineligible	—	—	—
Manual	Unapplied Cash (GL#12120)	—	—	—
Manual	Whirlpool Foreign Cap exceeding $15MM	—	—	—
Manual	Manual7	—	—	—
Manual	Concentration Cap	—	—	—
Manual	PST/GST (GL#340150-#340210, GL#23101,23103,23105)-Reserve grossed up	—	—	—
Manual	Canadian WEPA-03/31/2015 366,000.00-Reserve grossed up	—	—	—
Manual	Wisconsin Wage Lien-Reserve grossed up	—	—	—
Manual	Dilution Ineligible (grossed up)	—	—	—

Total Ineligible A/R:		—	—	—

Eligible A/R		—	—	—
Advance Rate		85%	85%
A/R Availability before Sublimit(s)		—	—	—

Line Limit or Sublimit(s)

Net A/R Availability		—	—	—

FYI - Total Eligible Receivables to US Based Multinational Corporations with a BBB- rating or better

Page 2a - AR Summary

AR CONCENTRATIONS
PolyOne Corporation				As of:

Consolidated												Ineligibles
#	Customer Name Calc	% or $ Allowed of Eligible AR	% of Eligible	% of AR	Total	Future	0 - 30 DOI	31 - 60 DOI	61 - 90 DOI	91 - 120 DOI	121+ DOI	ERS	Adjustments	Total	Eligible A/R	Conc Cap	Conc IE	% of Balance
1		15%	#N/A	#N/A		—								—	—	—	—
2		10%	#N/A	#N/A		—							—	—	—	—	—
3		10%	#N/A	#N/A		—								—	—	—	—
4		10%	#N/A	#N/A		—								—	—	—	—
5		10%	#N/A	#N/A		—								—	—	—	—
6		10%	#N/A	#N/A		—								—	—	—	—
7		10%	#N/A	#N/A		—								—	—	—	—
8		10%	#N/A	#N/A		—								—	—	—	—
9		10%	#N/A	#N/A		—								—	—	—	—
10		10%	#N/A	#N/A		—				—				—	—	—	—
	Total Analyzed		#N/A	#N/A	—	—	—	—	—	—	—	—	—	—	—		—

	CONSOLIDATED TOTAL AR			#N/A	—	—	—	—	—	—	—

	Remaining AR			#N/A	—	—	—	—	—	—	—

	Ineligible AR Prior to Concentration Ineligible				—

	Net Eligible AR Prior to Concentration Ineligible				—

Concentration Caps or Limits per LSA:
	Names (Customer_Name_Calc)	% or Dollar Cap
	WHIRLPOOL	15%

	All Others	10%

	WHIRLPOOL FOREIGN CAP @ 15MM CALC
	Filter:	customer_name_calc = 'WHIRLPOOL' and NOT match(country_calc,'USA','Canada')

	Total AR			0.00
	Past Due			0.00
	Past Due Credits			0.00
	Debit Memo			0.00
	Contra			0.00
	Other1			0.00
	Other4- Not payable in USD			0.00
	Eligible Foreign Receivables			0.00
	Max Allowed			15,000,000.00
	Ineligible			—

Page 2b - AR Concentrations

AR DILUTION
Per Field Exam
Dilution Calculation Detail:	US PolyOne	Color Matrix	Canada PolyOne (USD)
Allowed Dilution	5.0%	5.0%	5.0%

Current Dilution (per Field Exam - Consolidated)	0.0%	0.0%	0.0%

Dilution Reserve %	0.0%	0.0%	0.0%

Eligible Receivables	—	—	—

Dilution Ineligible	—	—	—

Dilution Ineligible (grossed up)	—	—	—

Lookback period per LSA	12	12	12

Field exam cutoff date

Page 2c - Dilution

Inventory Availability Detail
Name:	PolyOne Corporation

Based on the Inventory Perpetual dated:

	Loan ID #:	PCIA2	PCIA3	PCIA4	PCIA5	PCIA6	PCIA2	PCIA3	PCIA4	PCIA5	PCIA6	PCIAD	PCIAE	PCIAF
	Inventory Category:	US - RM	US - WIP	US - FG	US - Stores	US - In-transit	Spartech - RM	Spartech - WIP	Spartech - FG	Spartech - Supplies	Spartech - In-transit	Color Matrix - RM	Color Matrix - WIP	Color Matrix - EQUIP & FG	Total

ERS	ERS Perpetual Inventory Total:														—
ERS	ERS Trial Balance Adjustments:									—			—		—
Manual	Manual Inventory Total:			—											—

	Total Gross Inventory:	—	—	—	—	—	—	—	—	—	—	—	—	—	—

ERS	Foreign	—		—							—	—	—	—	—
ERS	Tolling	—		—								—	—		—
ERS	Outside Processors/Offsite						—		—				—		—
ERS	Consigned/Vendor Owned	—					—					—	—		—
ERS	Packaging/Labels			—									—	—	—
ERS	Offgrade, Scrap, Rework	—					—		—			—	—		—
ERS	Semi-Finished	—					—		—			—	—		—
ERS	R&D						—		—			—	—		—
ERS	Locations < $100M						—		—			—	—	—	—
ERS	Ineligible10						—					—	—	—	—
Manual	WIP		—										—		—
Manual	Stores/Supplies				—					—					—
ERS TB	Slow Moving (GL# 148530, 148510, 13994/95)														—
ERS TB	Test Count Variances						—		—						—
Manual	Regrind Reserve (GL#13991)														—
Manual	Dow branded inventory														—
Manual	Producer Services Reserve														—
Manual	Addl Resin Cost Capitalization														—
ERS TB	LCM/Labor Overhead Reserve (GL#13992/99)														—
Manual	CSC COGS for Accrued						—								—
Manual	Block for Unknowns														—
Manual	Accrued Royalties GL 324020														—
Manual	Manual13														—
Manual	Manual14														—
Manual	Manual15														—
Manual	Reserve grossed up as Ineligible														—
Manual	Appraisal Reserve (grossed up)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Ineligible Inventory:		—	—	—	—	—	—	—	—	—	—	—	—	—	—

Eligible Inventory		—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Advance Rate	70.00%	0.00%	70.00%	0.00%	70.00%	70.00%	0.00%	70.00%	0.00%	70.00%	70.00%	0.00%	70.00%	#DIV/0!
Availability before Sublimit		—	—	—	—	—	—	—	—	—	—	—	—	—	—

Sublimits

Net Inventory Availability		—	—	—	—	—	—	—	—	—	—	—	—	—	—

Appraisal Review
As of:
		US - RM	US - WIP	US - FG	US - Stores	US - In-transit	Spartech - RM	Spartech - WIP	Spartech - FG	Spartech - Supplies	Spartech - In-transit	Color Matrix - RM	Color Matrix - WIP	Color Matrix - EQUIP & FG

	Eligible Inventory per Appraisal	—	—	—	—	—	—	—	—	—	—	—	—	—
Appraised NOLV %
85%	% of NOLV
	Appraised Value	—	—	—	—	—	—	—	—	—	—	—	—	—
	Appraisal Reserve	—	—	—	—	—	—	—	—	—	—	—	—	—
	Appraisal Ineligible (grossed up)	—	—	—	—	—	—	—	—	—	—	—	—	—

Page 3 - Inventory Detail

Inventory Availability Detail
Name:	PolyOne Corporation

Based on the Inventory Perpetual dated:

	Loan ID #:	PCIB4	PCIB5	PCIB6	PCIB7	PCIB4	PCIB5	PCIB6	PCIB7
	Inventory Category:	PolyOne Canada - RM (USD)	PolyOne Canada - WIP (USD)	PolyOne Canada - FG (USD)	PolyOne Canada - In-transit (USD)	Spartech Canada - RM (USD)	Spartech Canada - WIP (USD)	Spartech Canada - FG (USD)	Spartech Canada - In-transit (USD)	Total

ERS	ERS Perpetual Inventory Total:
ERS	ERS Trial Balance Adjustments:
Manual	Manual Inventory Total:

Total Gross Inventory:

ERS	Foreign
ERS	Tolling
ERS	Outside Processors/Offsite
ERS	Consigned/Vendor Owned
ERS	Packaging/Labels
ERS	Offgrade, Scrap, Rework
ERS	Semi-Finished
ERS	R&D
ERS	Locations < $100M
ERS	Ineligible10
Manual	WIP
Manual	Stores/Supplies
ERS TB	Slow Moving (GL# 148530, 148510, 13994/95)
ERS TB	Test Count Variances
Manual	Regrind Reserve (GL#13991)
Manual	Dow branded inventory
Manual	Producer Services Reserve
Manual	Addl Resin Cost Capitalization
Manual	LCM/Labor Overhead Reserve (GL#13992/99)
Manual	CSC COGS for Accrued
Manual	Block for Unknowns
Manual	Manual12
Manual	Manual13
Manual	Manual14
Manual	Manual15
Manual	Reserve grossed up as Ineligible
Manual	Appraisal Reserve (grossed up)

Total Ineligible Inventory:		—	—	—	—	—	—	—	—	—

Eligible Inventory		—	—	—	—	—	—	—	—	—
	Advance Rate	70.00%	0.00%	70.00%	70.00%	70.00%	0.00%	70.00%	70.00%	#DIV/0!
Availability before Sublimit		—	—	—	—	—	—	—	—	—

Sublimits

Net Inventory Availability		—	—	—	—	—	—	—	—	—

Appraisal Review
As of:
		PolyOne Canada - RM (USD)	PolyOne Canada - WIP (USD)	PolyOne Canada - FG (USD)	PolyOne Canada - In-transit (USD)	Spartech Canada - RM (USD)	Spartech Canada - WIP (USD)	Spartech Canada - FG (USD)	Spartech Canada - In-transit (USD)

	Eligible Inventory per Appraisal	—	—	—	—	—	—	—	—
Appraised NOLV %
85%	% of NOLV
	Appraised Value	—	—	—	—	—	—	—	—
	Appraisal Reserve	—	—	—	—	—	—	—	—
	Appraisal Ineligible (grossed up)	—	—	—	—	—	—	—	—

3a - Inventory Detail (16-30)

Inventory Availability Summary
Name:	PolyOne Corporation

Based on the Inventory Perpetual dated:

	Inventory Category:	US Total	Canada (USD) Total	Consolidated (USD)

	ERS Perpetual Inventory Total:	—	—	—
	ERS Trial Balance Adjustments:	—	—	—
	Manual Inventory Total:	—	—	—

	Total Gross Inventory:	—	—	—

ERS	Foreign	—	—	—
ERS	Tolling	—	—	—
ERS	Outside Processors/Offsite	—	—	—
ERS	Consigned/Vendor Owned	—	—	—
ERS	Packaging/Labels	—	—	—
ERS	Offgrade, Scrap, Rework	—	—	—
ERS	Semi-Finished	—	—	—
ERS	R&D	—	—	—
ERS	Locations < $100M	—	—	—
ERS	Ineligible10	—	—	—
Manual	WIP	—	—	—
Manual	Stores/Supplies	—	—	—
ERS TB	Slow Moving (GL# 148530, 148510, 13994/95)	—	—	—
ERS TB	Test Count Variances	—	—	—
Manual	Regrind Reserve (GL#13991)	—	—	—
Manual	Dow branded inventory	—	—	—
Manual	Producer Services Reserve	—	—	—
Manual	Addl Resin Cost Capitalization	—	—	—
ERS TB	LCM/Labor Overhead Reserve (GL#13992/99)	—	—	—
Manual	CSC COGS for Accrued	—	—	—
Manual	Block for Unknowns	—	—	—
Manual	Accrued Royalties GL 324020	—	—	—
Manual	Manual13	—	—	—
Manual	Manual14	—	—	—
Manual	Manual15	—	—	—
Manual	Reserve grossed up as Ineligible	—	—	—
Manual	Appraisal Reserve (grossed up)	—	—	—

Total Ineligible Inventory:		—	—	—

Eligible Inventory		—	—	—
	Advance Rate	70.00%	70.00%	#DIV/0!
Availability before Sublimit		—	—	—

	Sublimits	240,000,000.00	30,000,000.00	240,000,000.00

Net Inventory Availability		—	—	—

3b - Inventory Summary

Inventory Availability by Posting Pools
Name:	PolyOne Corporation

Based on the Inventory Perpetual dated:

	Loan ID #:	PCIA2	PCIA3	PCIA4	PCIA5	PCIA6	PCIAD	PCIAE	PCIAF	PCIB4	PCIB5	PCIB6	PCIB7
	Inventory Category:	US - RM	US - WIP	US - FG	US - Stores	US - In-transit	Color Matrix - RM	Color Matrix - WIP	Color Matrix - EQUIP & FG	PolyOne Canada - RM (USD)	PolyOne Canada - WIP (USD)	PolyOne Canada - FG (USD)	PolyOne Canada - In-transit (USD)	Consolidated (USD)

ERS Perpetual Inventory Total:
ERS Trial Balance Adjustments:
Manual Inventory Total:

Total Gross Inventory:

ERS	Foreign
ERS	Tolling
ERS	Outside Processors/Offsite
ERS	Consigned/Vendor Owned
ERS	Packaging/Labels
ERS	Offgrade, Scrap, Rework
ERS	Semi-Finished
ERS	R&D
ERS	Locations < $100M
ERS	Ineligible10
Manual	WIP
Manual	Stores/Supplies
ERS TB	Slow Moving (GL# 148530, 148510, 13994/95)
ERS TB	Test Count Variances
Manual	Regrind Reserve (GL#13991)
Manual	Dow branded inventory
Manual	Producer Services Reserve
Manual	Addl Resin Cost Capitalization
ERS TB	LCM/Labor Overhead Reserve (GL#13992/99)
Manual	CSC COGS for Accrued
Manual	Block for Unknowns
Manual	Accrued Royalties GL 324020
Manual	Manual13
Manual	Manual14
Manual	Manual15
Manual	Reserve grossed up as Ineligible
Manual	Appraisal Reserve (grossed up)

Total Ineligible Inventory:

Eligible Inventory
	Advance Rate	70.00%	0.00%	70.00%	0.00%	70.00%	70.00%	0.00%	70.00%	70.00%	0.00%	70.00%	70.00%	#DIV/0!
Availability before Sublimit		—	—	—	—	—	—	—	—	—	—	—	—	—

Sublimits

Net Inventory Availability		—	—	—	—	—	—	—	—	—	—	—	—	—

3c - Inventory Pools

In-Transit Inventory Availability Summary
Name:	PolyOne Corporation

Based on the Inventory Perpetual dated:

	Inventory Category:	US Total	Canada Total	Consolidated Total (USD)

	ERS Perpetual Inventory Total:	—	—	—
	ERS Trial Balance Adjustments:	—	—	—
	Manual Inventory Total:	—	—	—

	Total Gross Inventory:	—	—	—

ERS	Foreign	—	—	—
ERS	Tolling	—	—	—
ERS	Outside Processors/Offsite	—	—	—
ERS	Consigned/Vendor Owned	—	—	—
ERS	Packaging/Labels	—	—	—
ERS	Offgrade, Scrap, Rework	—	—	—
ERS	Semi-Finished	—	—	—
ERS	R&D	—	—	—
ERS	Locations < $100M	—	—	—
ERS	Ineligible10	—	—	—
Manual	WIP	—	—	—
Manual	Stores/Supplies	—	—	—
ERS TB	Slow Moving (GL# 148530, 148510, 13994/95)	—	—	—
ERS TB	Test Count Variances	—	—	—
Manual	Regrind Reserve (GL#13991)	—	—	—
Manual	Dow branded inventory	—	—	—
Manual	Producer Services Reserve	—	—	—
Manual	Addl Resin Cost Capitalization	—	—	—
ERS TB	LCM/Labor Overhead Reserve (GL#13992/99)	—	—	—
Manual	CSC COGS for Accrued	—	—	—
Manual	Block for Unknowns	—	—	—
Manual	Accrued Royalties GL 324020	—	—	—
Manual	Manual13	—	—	—
Manual	Manual14	—	—	—
Manual	Manual15	—	—	—
Manual	Reserve grossed up as Ineligible	—	—	—
Manual	Appraisal Reserve (grossed up)	—	—	—

Total Ineligible Inventory:		—	—	—

Eligible Inventory		—	—	—
	Advance Rate	70.00%	70.00%	70.00%
Availability before Sublimit		—	—	—

	Sublimits			15,000,000.00

Net Inventory Availability		—	—	—

			Reserve needed:	—

Accounts Receivable Comparison
Name:	PolyOne Corporation

Report based on Aging dated:				Change	% Change	Comments
Aging Spreads:
	Future	—		—	0.0%
	1 - 30 DOI	—		—	0.0%
	31 - 60 DOI	—		—	0.0%
	61 - 90 DOI	—		—	0.0%
	91 - 120 DOI	—		—	0.0%
	121+ DOI	—		—	0.0%

A/R Aging Balance:		—		—	0.0%
Ineligibles:
ERS	Past Due-> 121 DOI; > 61 DPD	—		—
ERS	Past Due Credits	—		—
ERS	CrossAge	—		—	0.0%
ERS	Intercompany	—		—	0.0%
ERS	Foreign	—		—	0.0%
ERS	Government	—		—	0.0%
ERS	COD	—		—	0.0%
ERS	Debit Memo	—		—	0.0%
ERS	Customer Deposits	—		—	0.0%
ERS	Employee Sales	—		—	0.0%
ERS	Progress Billing	—		—	0.0%
ERS	Extended Terms	—		—	0.0%
ERS	Finance Charges	—		—	0.0%
ERS	Guaranteed	—		—	0.0%
ERS	Coop Advertising	—		—	0.0%
ERS	Samples	—		—	0.0%
ERS	Consignment Sales	—		—	0.0%
ERS	Bill & Hold	—		—	0.0%
ERS	Bankrupt/Doubtful	—		—	0.0%
ERS	Contra	—		—	0.0%
ERS	Other1-Shortpays	—		—	0.0%
ERS	Other2-Foreign (prior to insurance review)	—		—	0.0%
Formula	Other3-Eligible foreign credit ins add-back	—		—	0.0%
ERS	Other4-Whirlpool Mexico not billed in USD	—		—	0.0%
Formula	Other6->30MM Foreign Sub of US Entities	—		—	0.0%
ERS TB	Unbilled Sales/Credits (GL#120300)	—		—	0.0%
ERS TB	Rebates (GL#120500, #2015, #120550)	—		—	0.0%
Manual	Deferred Revenue (GL#460100 & GL#344450)	—		—	0.0%
Manual	FOB Destination Ineligible	—		—	0.0%
ERS TB	Unapplied Cash (GL#12120)	—		—	0.0%
Manual	Whirlpool Foreign Cap exceeding $15MM	—		—	0.0%
Manual	Concentration Cap	—		—	0.0%
ERS TB	PST/GST (GL#340150-#340210, GL#23101,23103,23105)-Reserve grossed up	—		—	0.0%
Manual	Canadian WEPA-03/31/2015 366,000.00-Reserve grossed up	—		—	0.0%
Manual	Wisconsin Wage Lien-Reserve grossed up	—		—	0.0%
Manual	Dilution Ineligible (grossed up)	—		—	0.0%

Total Ineligible A/R:		—		—	0.0%

Eligible A/R		—		—	0.0%

A/R Availability before Sublimit(s)		—		—	0.0%

Line Limit or Sublimit(s)		—	—

Net A/R Availability		—		—	0.0%

Page AR Comparison

Inventory Comparison
Name:	PolyOne Corporation

Based on the Inventory Perpetual dated:				Change	% Change	Comments

	ERS Inventory Total:	—		—	0.0%
	ERS Trial Balance Adjustments:	—
	Manual Inventory Total:	—		—	0.0%

	Total Gross Inventory:	—		—	0.0%

ERS	Foreign	—		—	0.0%
ERS	Tolling	—		—	0.0%
ERS	Outside Processors/Offsite	—		—	0.0%
ERS	Consigned/Vendor Owned	—		—	0.0%
ERS	Packaging/Labels	—		—	0.0%
ERS	Offgrade, Scrap, Rework	—		—	0.0%
ERS	Semi-Finished	—		—	0.0%
ERS	R&D	—		—	0.0%
ERS	Locations < $100M	—		—	0.0%
ERS	Ineligible10	—		—	0.0%
Manual	WIP	—		—	0.0%
Manual	Stores/Supplies	—		—	0.0%
ERS TB	Slow Moving (GL# 148530, 148510, 13994/95)	—		—	0.0%
ERS TB	Test Count Variances	—		—	0.0%
Manual	Regrind Reserve (GL#13991)	—		—	0.0%
Manual	Dow branded inventory	—		—	0.0%
Manual	Producer Services Reserve	—		—	0.0%
Manual	Addl Resin Cost Capitalization	—		—	0.0%
ERS TB	LCM/Labor Overhead Reserve (GL#13992/99)	—		—	0.0%
Manual	CSC COGS for Accrued	—		—	0.0%
Manual	Block for Unknowns	—		—	0.0%
Manual	Accrued Royalties GL 324020	—		—	0.0%
Manual	Manual13	—		—	0.0%
Manual	Manual14	—		—	0.0%
Manual	Manual15	—		—	0.0%
Manual	Reserve grossed up as Ineligible	—		—	0.0%
Manual	Reserve grossed up as Ineligible	—		—	0.0%
Manual	Reserve grossed up as Ineligible	—		—	0.0%
Manual	Appraisal Reserve (grossed up)	—		—	0.0%

Total Ineligible Inventory:		—		—	0.0%

Eligible Inventory		—		—	0.0%

Availability before Sublimit		—		—	0.0%

	Sublimits	240,000,000.00	240,000,000.00

Net Inventory Availability		—		—	0.0%
INV Comparison

Schedule A-3 to the Credit Agreement

AUTHORIZED PERSONS
Giuseppe Di Salvo
John Hornickel
Lisa Kunkle
Scott Leffler
Jason Peterson
Bradley Richardson

Signature Page to Third Amendment to Amended and Restated Credit Agreement

Schedule E-2 to the Credit Agreement

Eligible Life Insurance Policies

[attach list]

Signature Page to Third Amendment to Amended and Restated Credit Agreement

	PolyOne Corporation					Policies to be Assigned to Wells Fargo
	Northwestern Mutual Insurance Summary as of 5/31/2015

	(1)	(2)	(3)	(4)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)
										Total	Cash
No. of					Policy	Issue	Ins.	Annual Premium		Death Beneft	Surrender	Loan Indebtedness
Policies	Plan	Policy Type	Policy Owner	Policy Beneficiary	Number	Date	Plan	Amount	Pd To Date	Amount	Value	Principal	Interest	Rate
1	1	65 Life	PolyOne Corp.	PolyOne Corp.	7294242	12/1/1976	Pd Up Life	0.00	n/a	449,305	387,764.81	0.00	0.00	6.15%
2	1	65 Life	PolyOne Corp.	PolyOne Corp.	7767666	12/1/1978	Pd Up Life	0.00	n/a	88,381	76,275.67	0.00	0.00	6.15%
3	1	65 Life	PolyOne Corp.	PolyOne Corp.	8236571	12/1/1980	Pd Up Life	0.00	n/a	225,563	194,668.19	0.00	0.00	6.15%
4	1	65 Life	PolyOne Corp.	PolyOne Corp.	6355378	12/1/1970	Pd Up Life	0.00	n/a	828,437	807,174.60	0.00	0.00	6.00%
5	1	65 Life	PolyOne Corp.	PolyOne Corp.	6918609	12/1/1974	Pd Up Life	0.00	n/a	85,278	83,089.28	0.00	0.00	6.00%
6	1	65 Life	PolyOne Corp.	PolyOne Corp.	7304078	12/1/1976	Pd Up Life	0.00	n/a	155,416	151,427.14	0.00	0.00	6.15%
7	1	EOL	PolyOne Corp.	PolyOne Corp.	9798563	12/1/1985	OL EOL	924.05	12/1/2015	117,383	62,936.44	0.00	0.00	6.15%
8	1	Adj CL	PolyOne Corp.	PolyOne Corp.	13399562	6/1/1995	Adj CL	28,902.37	6/1/2015	1,404,224	789,410.62	0.00	0.00	8.00%
9	1	EOL	PolyOne Corp.	PolyOne Corp.	9804415	12/1/1985	OL EOL	1,612.69	12/1/2015	168,866	106,848.44	0.00	0.00	6.15%
10	1	65 Life	PolyOne Corp.	PolyOne Corp.	10574504	12/1/1987	Pd Up Life	0.00	n/a	23,353	16,171.02	0.00	0.00	8.00%
11	1	65 Life	PolyOne Corp.	PolyOne Corp.	11070883	6/1/1989	Pd Up Life	0.00	n/a	154,666	108,150.65	0.00	0.00	8.00%
12	1	65 Life	PolyOne Corp.	PolyOne Corp.	11624207	12/1/1990	Pd Up Life	0.00	n/a	25,767	17,842.61	0.00	0.00	8.00%
13	1	65 Life	PolyOne Corp.	PolyOne Corp.	6961852A	12/1/1974	Pd Up Life	0.00	n/a	39,891	29,311.02	0.00	0.00	6.00%
14	1	65 Life	PolyOne Corp.	PolyOne Corp.	7317464A	12/1/1976	Pd Up Life	0.00	n/a	61,064	44,868.46	0.00	0.00	6.15%
15	1	65 Life	PolyOne Corp.	PolyOne Corp.	7322483	12/1/1976	Pd Up Life	0.00	n/a	193,030	141,834.14	0.00	0.00	6.15%
16	1	65 Life	PolyOne Corp.	PolyOne Corp.	7766628	12/1/1978	Pd Up Life	0.00	n/a	43,174	31,723.30	0.00	0.00	6.15%
17	1	65 Life	PolyOne Corp.	PolyOne Corp.	10651468	12/1/1987	Pd Up Life	0.00	n/a	143,420	103,129.98	0.00	0.00	8.00%
18	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9813097	12/1/1985	IWL 90	4,554.66	12/1/2015	339,213	219,244.64	0.00	0.00	5.00%
19	1	65 Life	PolyOne Corp.	PolyOne Corp.	10572825	12/1/1987	Pd Up Life	0.00	n/a	278,975	196,928.54	0.00	0.00	8.00%
20	1	65 Life	PolyOne Corp.	PolyOne Corp.	11070687	6/1/1989	Pd Up Life	0.00	n/a	178,409	127,131.31	0.00	0.00	8.00%
21	1	65 Life	PolyOne Corp.	PolyOne Corp.	11623682	12/1/1990	Pd Up Life	0.00	n/a	284,511	200,836.40	0.00	0.00	8.00%
22	1	90 Life	PolyOne Corp.	PolyOne Corp.	12228740	6/1/1992	90 Life	2,441.57	6/1/2015	100,777	56,481.01	0.00	0.00	8.00%
23	1	Adj CL	PolyOne Corp.	PolyOne Corp.	12810649	12/1/1993	Adj CL	6,899.99	12/1/2015	430,382	268,947.61	0.00	0.00	8.00%
24	1	65 Life	PolyOne Corp.	PolyOne Corp.	6354044	12/1/1970	Pd Up Life	0.00	n/a	163,371	136,942.35	0.00	0.00	6.00%
25	1	65 Life	PolyOne Corp.	PolyOne Corp.	6626970	12/1/1972	Pd Up Life	0.00	n/a	47,575	39,878.76	0.00	0.00	6.00%
26	1	65 Life	PolyOne Corp.	PolyOne Corp.	6941202	12/1/1974	Pd Up Life	0.00	n/a	44,353	37,177.98	0.00	0.00	6.00%
27	1	65 Life	PolyOne Corp.	PolyOne Corp.	7295669	12/1/1976	Pd Up Life	0.00	n/a	82,984	69,559.61	0.00	0.00	6.15%
28	1	65 Life	PolyOne Corp.	PolyOne Corp.	7760432	12/1/1978	Pd Up Life	0.00	n/a	235,395	197,314.96	0.00	0.00	6.15%
29	1	65 Life	PolyOne Corp.	PolyOne Corp.	8224946	12/1/1980	Pd Up Life	0.00	n/a	134,317	112,588.43	0.00	0.00	6.15%
30	1	65 Life	PolyOne Corp.	PolyOne Corp.	11072760	6/1/1989	Pd Up Life	0.00	n/a	60,387	41,407.52	0.00	0.00	8.00%
31	1	65 Life	PolyOne Corp.	PolyOne Corp.	11623723	12/1/1990	Pd Up Life	0.00	n/a	180,068	122,238.02	0.00	0.00	8.00%
32	1	65 Life	PolyOne Corp.	PolyOne Corp.	12810626	12/1/1993	Pd Up Life	0.00	n/a	101,441	68,862.58	0.00	0.00	8.00%
33	1	65 Life	PolyOne Corp.	PolyOne Corp.	6356267	12/1/1970	Pd Up Life	0.00	n/a	222,057	189,857.03	0.00	0.00	6.00%

	PolyOne Corporation					Policies to be Assigned to Wells Fargo
	Northwestern Mutual Insurance Summary as of 5/31/2015

	(1)	(2)	(3)	(4)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)
										Total	Cash
No. of					Policy	Issue	Ins.	Annual Premium		Death Beneft	Surrender	Loan Indebtedness
Policies	Plan	Policy Type	Policy Owner	Policy Beneficiary	Number	Date	Plan	Amount	Pd To Date	Amount	Value	Principal	Interest	Rate
34	1	65 Life	PolyOne Corp.	PolyOne Corp.	6618111	12/1/1972	Pd Up Life	0.00	n/a	218,109	186,481.52	0.00	0.00	6.00%
35	1	65 Life	PolyOne Corp.	PolyOne Corp.	6915909	12/1/1974	Pd Up Life	0.00	n/a	81,788	69,928.12	0.00	0.00	6.00%
36	1	65 Life	PolyOne Corp.	PolyOne Corp.	7322472	12/1/1976	Pd Up Life	0.00	n/a	130,570	111,636.34	0.00	0.00	6.15%
37	1	65 Life	PolyOne Corp.	PolyOne Corp.	7766627	12/1/1978	Pd Up Life	0.00	n/a	165,404	141,419.15	0.00	0.00	6.15%
38	1	65 Life	PolyOne Corp.	PolyOne Corp.	8224899	12/1/1980	Pd Up Life	0.00	n/a	280,634	239,939.91	0.00	0.00	6.15%
39	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9851550	12/1/1985	IWL 90	5,173.92	12/1/2015	339,906	218,634.99	0.00	0.00	5.00%
40	1	65 Life	PolyOne Corp.	PolyOne Corp.	6653217	12/1/1972	Pd Up Life	0.00	n/a	402,528	347,394.73	0.00	0.00	6.00%
41	1	65 Life	PolyOne Corp.	PolyOne Corp.	6952196	12/1/1974	Pd Up Life	0.00	n/a	91,792	79,219.47	0.00	0.00	6.00%
42	1	65 Life	PolyOne Corp.	PolyOne Corp.	7325315	12/1/1976	Pd Up Life	0.00	n/a	148,089	127,805.62	0.00	0.00	6.15%
43	1	65 Life	PolyOne Corp.	PolyOne Corp.	7772780	12/1/1978	Pd Up Life	0.00	n/a	151,007	130,323.94	0.00	0.00	6.15%
44	1	65 Life	PolyOne Corp.	PolyOne Corp.	8289509	12/1/1980	Pd Up Life	0.00	n/a	199,408	172,095.59	0.00	0.00	6.15%
45	1	65 Life	PolyOne Corp.	PolyOne Corp.	14974169	6/1/1989	65 Life	2,558.85	6/1/2015	170,298	86,594.77	0.00	0.00	8.00%
46	1	65 Life	PolyOne Corp.	PolyOne Corp.	14974181	12/1/1993	65 Life	3,602.53	12/1/2015	162,568	78,652.19	0.00	0.00	8.00%
47	1	65 Life	PolyOne Corp.	PolyOne Corp.	14974186	6/1/1989	65 Life	2,721.71	6/1/2015	183,742	93,527.15	0.00	0.00	8.00%
48	1	65 Life	PolyOne Corp.	PolyOne Corp.	14974195	6/1/1989	65 Life	1,899.88	6/1/2015	130,999	66,808.95	0.00	0.00	8.00%
49	1	65 Life	PolyOne Corp.	PolyOne Corp.	14976337	6/1/1989	65 Life	1,771.23	6/1/2015	117,945	60,000.52	0.00	0.00	8.00%
50	1	65 Life	PolyOne Corp.	PolyOne Corp.	14977897	12/1/1990	65 Life	1,745.37	12/1/2015	102,530	51,034.45	0.00	0.00	8.00%
51	1	EOL	PolyOne Corp.	PolyOne Corp.	9831761	12/1/1985	OL EOL	744.09	12/1/2015	91,172	50,156.84	0.00	0.00	6.15%
52	1	65 Life	PolyOne Corp.	PolyOne Corp.	10573149	12/1/1987	Pd Up Life	0.00	n/a	185,976	113,425.36	0.00	0.00	8.00%
53	1	65 Life	PolyOne Corp.	PolyOne Corp.	11070753	6/1/1989	Pd Up Life	0.00	n/a	248,253	153,135.35	0.00	0.00	8.00%
54	1	65 Life	PolyOne Corp.	PolyOne Corp.	11624145	12/1/1990	Pd Up Life	0.00	n/a	182,717	111,437.73	0.00	0.00	8.00%
55	1	65 Life	PolyOne Corp.	PolyOne Corp.	9831877A	12/1/1985	Pd Up Life	0.00	n/a	346,654	266,467.30	0.00	0.00	6.15%
56	1	65 Life	PolyOne Corp.	PolyOne Corp.	6352403	12/1/1970	Pd Up Life	0.00	n/a	494,189	414,243.65	0.00	0.00	6.00%
57	1	65 Life	PolyOne Corp.	PolyOne Corp.	6618157	12/1/1972	Pd Up Life	0.00	n/a	138,409	116,018.47	0.00	0.00	6.00%
58	1	65 Life	PolyOne Corp.	PolyOne Corp.	6915844	12/1/1974	Pd Up Life	0.00	n/a	135,597	113,661.36	0.00	0.00	6.00%
59	1	65 Life	PolyOne Corp.	PolyOne Corp.	7294245	12/1/1976	Pd Up Life	0.00	n/a	279,212	234,043.65	0.00	0.00	6.15%
60	1	65 Life	PolyOne Corp.	PolyOne Corp.	7782685	12/1/1978	Pd Up Life	0.00	n/a	365,371	306,264.64	0.00	0.00	6.15%
61	1	65 Life	PolyOne Corp.	PolyOne Corp.	8224065	12/1/1980	Pd Up Life	0.00	n/a	109,517	91,800.34	0.00	0.00	6.15%
62	1	IWL 90	PolyOne Corp.	PolyOne Corp.	10262698	12/1/1985	IWL 90	534.07	12/1/2015	26,476	20,748.52	0.00	0.00	5.00%
63	1	65 Life	PolyOne Corp.	PolyOne Corp.	7782693A	12/1/1978	Pd Up Life	0.00	n/a	70,644	48,551.49	0.00	0.00	6.15%
64	1	65 Life	PolyOne Corp.	PolyOne Corp.	8260034A	12/1/1980	Pd Up Life	0.00	n/a	426,561	293,162.47	0.00	0.00	6.15%
65	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9909657	12/1/1985	IWL 90	2,562.19	12/1/2015	219,088	141,167.83	0.00	0.00	5.00%
66	1	65 Life	PolyOne Corp.	PolyOne Corp.	10573188	12/1/1987	Pd Up Life	0.00	n/a	234,851	156,206.15	0.00	0.00	8.00%
67	1	65 Life	PolyOne Corp.	PolyOne Corp.	11070804	6/1/1989	Pd Up Life	0.00	n/a	203,340	136,649.02	0.00	0.00	8.00%

	PolyOne Corporation					Policies to be Assigned to Wells Fargo
	Northwestern Mutual Insurance Summary as of 5/31/2015

	(1)	(2)	(3)	(4)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)
										Total	Cash
No. of					Policy	Issue	Ins.	Annual Premium		Death Beneft	Surrender	Loan Indebtedness
Policies	Plan	Policy Type	Policy Owner	Policy Beneficiary	Number	Date	Plan	Amount	Pd To Date	Amount	Value	Principal	Interest	Rate
68	1	65 Life	PolyOne Corp.	PolyOne Corp.	11624346	12/1/1990	Pd Up Life	0.00	n/a	253,133	168,366.03	0.00	0.00	8.00%
69	1	90 Life	PolyOne Corp.	PolyOne Corp.	12228759	6/1/1992	90 Life	2,682.21	6/1/2015	125,412	65,035.78	0.00	0.00	8.00%
70	1	65 Life	PolyOne Corp.	PolyOne Corp.	12810598	12/1/1993	Pd Up Life	0.00	n/a	194,654	129,469.97	0.00	0.00	8.00%
71	1	65 Life	PolyOne Corp.	PolyOne Corp.	10572807	12/1/1987	Pd Up Life	0.00	n/a	184,047	117,342.37	0.00	0.00	8.00%
72	1	65 Life	PolyOne Corp.	PolyOne Corp.	11070879	6/1/1989	Pd Up Life	0.00	n/a	134,018	84,522.75	0.00	0.00	8.00%
73	1	65 Life	PolyOne Corp.	PolyOne Corp.	11623763	12/1/1990	Pd Up Life	0.00	n/a	158,369	100,970.92	0.00	0.00	8.00%
74	1	65 Life	PolyOne Corp.	PolyOne Corp.	12810491	12/1/1993	65 Life	3,500.00	12/1/2015	221,175	81,643.27	0.00	0.00	8.00%
75	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9923713	12/31/1985	IWL 90	4,939.03	12/31/2015	250,349	192,460.97	0.00	0.00	5.00%
76	1	65 Life	PolyOne Corp.	PolyOne Corp.	10572994	12/1/1987	Pd Up Life	0.00	n/a	161,236	130,963.31	0.00	0.00	8.00%
77	1	65 Life	PolyOne Corp.	PolyOne Corp.	6357023	12/1/1970	Pd Up Life	0.00	n/a	517,636	497,762.50	0.00	0.00	6.00%
78	1	65 Life	PolyOne Corp.	PolyOne Corp.	6942637	12/1/1974	Pd Up Life	0.00	n/a	90,016	86,560.03	0.00	0.00	6.00%
79	1	65 Life	PolyOne Corp.	PolyOne Corp.	7304101	12/1/1976	Pd Up Life	0.00	n/a	116,321	111,855.11	0.00	0.00	6.15%
80	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9831902	12/1/1985	IWL 90	4,051.91	12/1/2015	301,156	194,612.96	0.00	0.00	5.00%
81	1	65 Life	PolyOne Corp.	PolyOne Corp.	10573058	12/1/1987	Pd Up Life	0.00	n/a	265,679	162,035.62	0.00	0.00	8.00%
82	1	65 Life	PolyOne Corp.	PolyOne Corp.	11070932	6/1/1989	Pd Up Life	0.00	n/a	156,086	94,115.47	0.00	0.00	8.00%
83	1	65 Life	PolyOne Corp.	PolyOne Corp.	11620786	12/1/1990	Pd Up Life	0.00	n/a	104,646	63,822.81	0.00	0.00	8.00%
84	1	65 Life	PolyOne Corp.	PolyOne Corp.	12810395	12/1/1993	Pd Up Life	0.00	n/a	67,950	41,442.19	0.00	0.00	8.00%
85	1	65 Life	PolyOne Corp.	PolyOne Corp.	6368029	12/1/1970	Pd Up Life	0.00	n/a	464,833	404,835.92	0.00	0.00	6.00%
86	1	65 Life	PolyOne Corp.	PolyOne Corp.	6645312	12/1/1972	Pd Up Life	0.00	n/a	78,957	68,765.84	0.00	0.00	6.00%
87	1	65 Life	PolyOne Corp.	PolyOne Corp.	6958796	12/1/1974	Pd Up Life	0.00	n/a	56,194	48,940.91	0.00	0.00	6.00%
88	1	65 Life	PolyOne Corp.	PolyOne Corp.	7330244	12/1/1976	Pd Up Life	0.00	n/a	159,977	139,328.40	0.00	0.00	6.15%
89	1	65 Life	PolyOne Corp.	PolyOne Corp.	7787340	12/1/1978	Pd Up Life	0.00	n/a	356,622	310,591.97	0.00	0.00	6.15%
90	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9835822	12/1/1985	IWL 90	1,704.16	12/1/2015	80,164	67,726.51	0.00	0.00	5.00%
91	1	65 Life	PolyOne Corp.	PolyOne Corp.	6367659	12/1/1970	Pd Up Life	0.00	n/a	546,236	480,003.75	0.00	0.00	6.00%
92	1	65 Life	PolyOne Corp.	PolyOne Corp.	6632640	12/1/1972	Pd Up Life	0.00	n/a	63,057	55,411.20	0.00	0.00	6.00%
93	1	65 Life	PolyOne Corp.	PolyOne Corp.	6937672	12/1/1974	Pd Up Life	0.00	n/a	63,540	55,835.64	0.00	0.00	6.00%
94	1	65 Life	PolyOne Corp.	PolyOne Corp.	7301987	12/1/1976	Pd Up Life	0.00	n/a	156,109	137,180.46	0.00	0.00	6.15%
95	1	65 Life	PolyOne Corp.	PolyOne Corp.	7766630	12/1/1978	Pd Up Life	0.00	n/a	211,417	185,782.25	0.00	0.00	6.15%
96	1	65 Life	PolyOne Corp.	PolyOne Corp.	8230406	12/1/1980	Pd Up Life	0.00	n/a	80,322	70,582.79	0.00	0.00	6.15%
97	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9831943	12/1/1985	IWL 90	770.30	12/1/2015	34,043	29,407.42	0.00	0.00	5.00%
98	1	65 Life	PolyOne Corp.	PolyOne Corp.	10652052	7/6/1988	Pd Up Life	0.00	n/a	1,441,802	1,044,377.76	0.00	0.00	8.00%
99	1	65 Life	PolyOne Corp.	PolyOne Corp.	11071181	6/1/1989	Pd Up Life	0.00	n/a	658,707	477,960.65	0.00	0.00	8.00%
100	1	Adj CL	PolyOne Corp.	PolyOne Corp.	11623483	12/1/1990	Adj CL	31,124.78	12/1/2015	1,744,130	1,276,382.80	0.00	0.00	8.00%
101	1	65 Life	PolyOne Corp.	PolyOne Corp.	6352812	12/1/1970	Pd Up Life	0.00	n/a	247,775	217,731.77	0.00	0.00	6.00%

	PolyOne Corporation					Policies to be Assigned to Wells Fargo
	Northwestern Mutual Insurance Summary as of 5/31/2015

	(1)	(2)	(3)	(4)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)
										Total	Cash
No. of					Policy	Issue	Ins.	Annual Premium		Death Beneft	Surrender	Loan Indebtedness
Policies	Plan	Policy Type	Policy Owner	Policy Beneficiary	Number	Date	Plan	Amount	Pd To Date	Amount	Value	Principal	Interest	Rate
102	1	65 Life	PolyOne Corp.	PolyOne Corp.	6943690	12/1/1974	Pd Up Life	0.00	n/a	221,956	195,043.37	0.00	0.00	6.00%
103	1	65 Life	PolyOne Corp.	PolyOne Corp.	7294215	12/1/1976	Pd Up Life	0.00	n/a	176,628	155,211.48	0.00	0.00	6.15%
104	1	65 Life	PolyOne Corp.	PolyOne Corp.	7760807	12/1/1978	Pd Up Life	0.00	n/a	274,890	241,559.01	0.00	0.00	6.15%
105	1	65 Life	PolyOne Corp.	PolyOne Corp.	8223165	12/1/1980	Pd Up Life	0.00	n/a	630,533	554,079.56	0.00	0.00	6.15%
106	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9831957	12/1/1985	IWL 90	4,904.80	12/1/2015	228,167	197,201.89	0.00	0.00	5.00%
107	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9831977	12/1/1985	IWL 90	1,940.73	12/1/2015	212,328	100,584.30	0.00	0.00	5.00%
108	1	65 Life	PolyOne Corp.	PolyOne Corp.	10574760	12/1/1987	65 Life	1,294.62	12/1/2015	115,888	56,951.20	0.00	0.00	8.00%
109	1	65 Life	PolyOne Corp.	PolyOne Corp.	11070987	6/1/1989	65 Life	1,108.71	6/1/2015	86,760	40,891.77	0.00	0.00	8.00%
110	1	65 Life	PolyOne Corp.	PolyOne Corp.	11624019	12/1/1990	65 Life	2,674.27	12/1/2015	169,133	80,890.34	0.00	0.00	8.00%
111	1	65 Life	PolyOne Corp.	PolyOne Corp.	6359216	12/1/1970	Pd Up Life	0.00	n/a	237,641	208,826.53	0.00	0.00	6.00%
112	1	65 Life	PolyOne Corp.	PolyOne Corp.	6618220	12/1/1972	Pd Up Life	0.00	n/a	58,172	51,118.52	0.00	0.00	6.00%
113	1	65 Life	PolyOne Corp.	PolyOne Corp.	6915806	12/1/1974	Pd Up Life	0.00	n/a	45,892	40,327.50	0.00	0.00	6.00%
114	1	65 Life	PolyOne Corp.	PolyOne Corp.	7299113	12/1/1976	Pd Up Life	0.00	n/a	145,893	128,203.17	0.00	0.00	6.15%
115	1	65 Life	PolyOne Corp.	PolyOne Corp.	7760440	12/1/1978	Pd Up Life	0.00	n/a	356,951	313,669.95	0.00	0.00	6.15%
116	1	65 Life	PolyOne Corp.	PolyOne Corp.	8230368	12/1/1980	Pd Up Life	0.00	n/a	346,154	304,182.10	0.00	0.00	6.15%
117	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9831998	12/1/1985	IWL 90	2,310.09	12/1/2015	98,747	85,227.01	0.00	0.00	5.00%
118	1	65 Life	PolyOne Corp.	PolyOne Corp.	6355497	12/1/1970	Pd Up Life	0.00	n/a	449,766	380,835.26	0.00	0.00	6.00%
119	1	65 Life	PolyOne Corp.	PolyOne Corp.	6618130	12/1/1972	Pd Up Life	0.00	n/a	158,741	134,412.49	0.00	0.00	6.00%
120	1	65 Life	PolyOne Corp.	PolyOne Corp.	6927134	12/1/1974	Pd Up Life	0.00	n/a	132,643	112,314.25	0.00	0.00	6.00%
121	1	65 Life	PolyOne Corp.	PolyOne Corp.	7299110	12/1/1976	Pd Up Life	0.00	n/a	259,863	220,036.62	0.00	0.00	6.15%
122	1	65 Life	PolyOne Corp.	PolyOne Corp.	7766593	12/1/1978	Pd Up Life	0.00	n/a	566,477	479,659.24	0.00	0.00	6.15%
123	1	65 Life	PolyOne Corp.	PolyOne Corp.	8235477	12/1/1980	Pd Up Life	0.00	n/a	915,961	775,581.62	0.00	0.00	6.15%
124	1	Adj CL	PolyOne Corp.	PolyOne Corp.	10589990	12/1/1987	Adj CL	12,417.96	12/1/2015	752,406	604,888.80	0.00	0.00	8.00%
125	1	65 Life	PolyOne Corp.	PolyOne Corp.	7292468	12/1/1976	Pd Up Life	0.00	n/a	538,282	441,521.63	0.00	0.00	6.15%
126	1	65 Life	PolyOne Corp.	PolyOne Corp.	7761958	12/1/1978	Pd Up Life	0.00	n/a	146,076	119,817.71	0.00	0.00	6.15%
127	1	65 Life	PolyOne Corp.	PolyOne Corp.	8230428	12/1/1980	Pd Up Life	0.00	n/a	148,707	121,975.76	0.00	0.00	6.15%
128	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9803022	12/1/1985	IWL 90	797.58	12/1/2015	43,290	32,886.72	0.00	0.00	5.00%
129	1	65 Life	PolyOne Corp.	PolyOne Corp.	6920985	12/1/1974	Pd Up Life	0.00	n/a	282,948	217,497.53	0.00	0.00	6.00%
130	1	65 Life	PolyOne Corp.	PolyOne Corp.	7294248	12/1/1976	Pd Up Life	0.00	n/a	136,471	104,903.04	0.00	0.00	6.15%
131	1	65 Life	PolyOne Corp.	PolyOne Corp.	7751588A	12/1/1978	Pd Up Life	0.00	n/a	75,685	58,177.83	0.00	0.00	6.15%
132	1	65 Life	PolyOne Corp.	PolyOne Corp.	7760798	12/1/1978	Pd Up Life	0.00	n/a	162,825	125,160.93	0.00	0.00	6.15%
133	1	65 Life	PolyOne Corp.	PolyOne Corp.	8218620A	12/1/1980	Pd Up Life	0.00	n/a	57,470	44,176.26	0.00	0.00	6.15%
134	1	65 Life	PolyOne Corp.	PolyOne Corp.	8224022	12/1/1980	Pd Up Life	0.00	n/a	211,880	162,868.72	0.00	0.00	6.15%
135	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9832009	12/1/1985	IWL 90	1,943.98	12/1/2015	128,265	89,655.22	0.00	0.00	5.00%

	PolyOne Corporation					Policies to be Assigned to Wells Fargo
	Northwestern Mutual Insurance Summary as of 5/31/2015

	(1)	(2)	(3)	(4)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)
										Total	Cash
No. of					Policy	Issue	Ins.	Annual Premium		Death Beneft	Surrender	Loan Indebtedness
Policies	Plan	Policy Type	Policy Owner	Policy Beneficiary	Number	Date	Plan	Amount	Pd To Date	Amount	Value	Principal	Interest	Rate
136	1	65 Life	PolyOne Corp.	PolyOne Corp.	10573081	12/1/1987	Pd Up Life	0.00	n/a	325,700	246,360.08	0.00	0.00	8.00%
137	1	65 Life	PolyOne Corp.	PolyOne Corp.	11071026	6/1/1989	Pd Up Life	0.00	n/a	413,495	315,226.89	0.00	0.00	8.00%
138	1	Adj CL	PolyOne Corp.	PolyOne Corp.	11623644	12/1/1990	Adj CL	4,344.59	12/1/2015	489,981	370,464.34	0.00	0.00	8.00%
139	1	90 Life	PolyOne Corp.	PolyOne Corp.	12228525	6/1/1992	90 Life	3,865.94	6/1/2015	136,147	83,848.62	0.00	0.00	8.00%
140	1	Adj CL	PolyOne Corp.	PolyOne Corp.	12810230	12/1/1993	Adj CL	10,800.00	12/1/2015	587,902	400,602.38	0.00	0.00	8.00%
141	1	65 Life	PolyOne Corp.	PolyOne Corp.	12814338	12/1/1987	Pd Up Life	0.00	n/a	208,073	132,660.57	0.00	0.00	8.00%
142	1	65 Life	PolyOne Corp.	PolyOne Corp.	12814351	12/1/1988	Pd Up Life	0.00	n/a	485,780	309,717.51	0.00	0.00	8.00%
143	1	90 Life	PolyOne Corp.	PolyOne Corp.	12814363	6/1/1989	90 Life	5,412.08	6/1/2015	379,153	195,756.60	0.00	0.00	8.00%
144	1	Adj CL	PolyOne Corp.	PolyOne Corp.	12814421	12/1/1990	Adj CL	2,141.61	12/1/2015	340,927	217,204.82	0.00	0.00	8.00%
145	1	65 Life	PolyOne Corp.	PolyOne Corp.	6356792	12/1/1970	Pd Up Life	0.00	n/a	213,120	183,929.48	0.00	0.00	6.00%
146	1	65 Life	PolyOne Corp.	PolyOne Corp.	6618110	12/1/1972	Pd Up Life	0.00	n/a	52,900	45,654.41	0.00	0.00	6.00%
147	1	65 Life	PolyOne Corp.	PolyOne Corp.	6933387	12/1/1974	Pd Up Life	0.00	n/a	196,942	169,967.35	0.00	0.00	6.00%
148	1	65 Life	PolyOne Corp.	PolyOne Corp.	7304084	12/1/1976	Pd Up Life	0.00	n/a	293,701	253,473.51	0.00	0.00	6.15%
149	1	65 Life	PolyOne Corp.	PolyOne Corp.	7776662	12/1/1978	Pd Up Life	0.00	n/a	213,958	184,652.71	0.00	0.00	6.15%
150	1	65 Life	PolyOne Corp.	PolyOne Corp.	8230312	12/1/1980	Pd Up Life	0.00	n/a	181,271	156,442.76	0.00	0.00	6.15%
151	1	65 Life	PolyOne Corp.	PolyOne Corp.	7771159	12/1/1978	Pd Up Life	0.00	n/a	404,548	292,574.06	0.00	0.00	6.15%
152	1	65 Life	PolyOne Corp.	PolyOne Corp.	8235509	12/1/1980	Pd Up Life	0.00	n/a	158,058	114,309.48	0.00	0.00	6.15%
153	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9832017	12/1/1985	IWL 90	1,166.66	12/1/2015	83,130	53,526.01	0.00	0.00	8.00%
154	1	65 Life	PolyOne Corp.	PolyOne Corp.	10573103	12/1/1987	Pd Up Life	0.00	n/a	153,519	108,369.11	0.00	0.00	8.00%
155	1	90 Life	PolyOne Corp.	PolyOne Corp.	11071221	6/1/1989	90 Life	6,806.62	6/1/2015	296,239	170,936.51	0.00	0.00	8.00%
156	1	Adj CL	PolyOne Corp.	PolyOne Corp.	11621435	12/1/1990	Adj CL	5,706.75	12/1/2015	156,386	110,231.98	0.00	0.00	8.00%
157	1	65 Life	PolyOne Corp.	PolyOne Corp.	11633204	12/1/1990	Pd Up Life	0.00	n/a	104,967	66,923.55	0.00	0.00	8.00%
158	1	65 Life	PolyOne Corp.	PolyOne Corp.	12810202	12/1/1993	Pd Up Life	0.00	n/a	82,922	52,868.36	0.00	0.00	8.00%
159	1	65 Life	PolyOne Corp.	PolyOne Corp.	7370146	12/1/1976	Pd Up Life	0.00	n/a	214,604	164,962.61	0.00	0.00	6.15%
160	1	65 Life	PolyOne Corp.	PolyOne Corp.	7760800	12/1/1978	Pd Up Life	0.00	n/a	45,072	34,646.11	0.00	0.00	6.15%
161	1	65 Life	PolyOne Corp.	PolyOne Corp.	8224648	12/1/1980	Pd Up Life	0.00	n/a	89,190	68,558.90	0.00	0.00	6.15%
162	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9908545	12/1/1985	IWL 90	3,894.52	12/1/2015	221,156	159,861.07	0.00	0.00	5.00%
163	1	65 Life	PolyOne Corp.	PolyOne Corp.	10573192	12/1/1987	Pd Up Life	0.00	n/a	156,703	118,530.44	0.00	0.00	8.00%
164	1	65 Life	PolyOne Corp.	PolyOne Corp.	11071244	6/1/1989	Pd Up Life	0.00	n/a	255,579	191,808.58	0.00	0.00	8.00%
165	1	Adj CL	PolyOne Corp.	PolyOne Corp.	11624322	12/1/1990	Adj CL	2,644.66	12/1/2015	174,382	131,744.68	0.00	0.00	8.00%
166	1	65 Life	PolyOne Corp.	PolyOne Corp.	6355112	12/1/1970	Pd Up Life	0.00	n/a	240,790	201,837.21	0.00	0.00	6.00%
167	1	65 Life	PolyOne Corp.	PolyOne Corp.	6564907	12/1/1972	Pd Up Life	0.00	n/a	45,594	38,218.22	0.00	0.00	6.00%
168	1	65 Life	PolyOne Corp.	PolyOne Corp.	6934479	12/1/1974	Pd Up Life	0.00	n/a	149,291	125,140.07	0.00	0.00	6.00%
169	1	65 Life	PolyOne Corp.	PolyOne Corp.	7294232	12/1/1976	Pd Up Life	0.00	n/a	192,761	161,577.90	0.00	0.00	6.15%

	PolyOne Corporation					Policies to be Assigned to Wells Fargo
	Northwestern Mutual Insurance Summary as of 5/31/2015

	(1)	(2)	(3)	(4)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)
										Total	Cash
No. of					Policy	Issue	Ins.	Annual Premium		Death Beneft	Surrender	Loan Indebtedness
Policies	Plan	Policy Type	Policy Owner	Policy Beneficiary	Number	Date	Plan	Amount	Pd To Date	Amount	Value	Principal	Interest	Rate
170	1	65 Life	PolyOne Corp.	PolyOne Corp.	7760804	12/1/1978	Pd Up Life	0.00	n/a	214,504	179,803.51	0.00	0.00	6.15%
171	1	65 Life	PolyOne Corp.	PolyOne Corp.	8230440	12/1/1980	Pd Up Life	0.00	n/a	225,891	189,348.43	0.00	0.00	6.15%
172	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9832028	12/1/1985	IWL 90	2,063.83	12/1/2015	109,953	86,421.79	0.00	0.00	5.00%
173	1	Adj CL	PolyOne Corp.	PolyOne Corp.	10573214	12/1/1987	Adj CL	3,887.15	12/1/2015	358,698	287,839.17	0.00	0.00	8.00%
174	1	90 Life	PolyOne Corp.	PolyOne Corp.	11071009	6/1/1989	90 Life	7,410.12	6/1/2015	280,186	211,837.46	0.00	0.00	8.00%
175	1	Adj CL	PolyOne Corp.	PolyOne Corp.	11623635	12/1/1990	Adj CL	3,428.58	12/1/2015	304,622	253,482.92	0.00	0.00	8.00%
176	1	65 Life	PolyOne Corp.	PolyOne Corp.	6927272	12/1/1974	Pd Up Life	0.00	n/a	198,967	159,313.63	0.00	0.00	6.00%
177	1	65 Life	PolyOne Corp.	PolyOne Corp.	7304073	12/1/1976	Pd Up Life	0.00	n/a	149,431	119,649.96	0.00	0.00	6.15%
178	1	65 Life	PolyOne Corp.	PolyOne Corp.	7770325	12/1/1978	Pd Up Life	0.00	n/a	230,645	184,678.32	0.00	0.00	6.15%
179	1	65 Life	PolyOne Corp.	PolyOne Corp.	7787336A	12/1/1978	Pd Up Life	0.00	n/a	87,151	69,782.13	0.00	0.00	6.15%
180	1	65 Life	PolyOne Corp.	PolyOne Corp.	8224032	12/1/1980	Pd Up Life	0.00	n/a	254,575	203,839.16	0.00	0.00	6.15%
181	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9915341	12/31/1985	IWL 90	1,261.89	12/31/2015	78,229	57,716.14	0.00	0.00	8.00%
182	1	65 Life	PolyOne Corp.	PolyOne Corp.	10573250	12/1/1987	Pd Up Life	0.00	n/a	288,122	227,801.93	0.00	0.00	8.00%
183	1	65 Life	PolyOne Corp.	PolyOne Corp.	11071121	6/1/1989	Pd Up Life	0.00	n/a	438,126	343,989.88	0.00	0.00	8.00%
184	1	Adj CL	PolyOne Corp.	PolyOne Corp.	11620927	12/1/1990	Adj CL	2,791.00	12/1/2015	236,351	186,717.24	0.00	0.00	8.00%
185	1	90 Life	PolyOne Corp.	PolyOne Corp.	12228565	6/1/1992	90 Life	3,197.82	6/1/2015	93,709	59,814.34	0.00	0.00	8.00%
186	1	Adj CL	PolyOne Corp.	PolyOne Corp.	12810135	12/1/1993	Adj CL	7,173.93	12/1/2015	321,999	232,411.91	0.00	0.00	8.00%
187	1	65 Life	PolyOne Corp.	PolyOne Corp.	6927633A	12/1/1974	Pd Up Life	0.00	n/a	197,098	163,475.76	0.00	0.00	6.00%
188	1	65 Life	PolyOne Corp.	PolyOne Corp.	7317833A	12/1/1976	Pd Up Life	0.00	n/a	191,171	158,559.83	0.00	0.00	6.15%
189	1	65 Life	PolyOne Corp.	PolyOne Corp.	8230346A	12/1/1980	Pd Up Life	0.00	n/a	323,798	268,562.46	0.00	0.00	6.15%
190	1	65 Life	PolyOne Corp.	PolyOne Corp.	8243091A	12/1/1980	Pd Up Life	0.00	n/a	317,932	263,697.12	0.00	0.00	6.15%
191	1	65 Life	PolyOne Corp.	PolyOne Corp.	8271029A	12/1/1980	Pd Up Life	0.00	n/a	78,140	64,810.38	0.00	0.00	6.15%
192	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9831920A	12/1/1985	IWL 90	7,983.76	12/1/2015	474,105	368,548.25	0.00	0.00	8.00%
193	1	90 Life	PolyOne Corp.	PolyOne Corp.	10061795	6/1/1986	90 Life	11,684.50	6/1/2015	666,441	512,080.31	0.00	0.00	8.00%
194	1	65 Life	PolyOne Corp.	PolyOne Corp.	10574379	12/1/1987	Pd Up Life	0.00	n/a	2,266,503	1,864,444.04	0.00	0.00	8.00%
195	1	90 Life	PolyOne Corp.	PolyOne Corp.	11071053	6/1/1989	90 Life	63,015.00	6/1/2015	2,489,450	1,845,620.88	0.00	0.00	8.00%
196	1	Adj CL	PolyOne Corp.	PolyOne Corp.	11623232	12/1/1990	Adj CL	10,752.92	12/1/2015	996,639	819,704.56	0.00	0.00	8.00%
197	1	90 Life	PolyOne Corp.	PolyOne Corp.	12228546	6/1/1992	90 Life	21,893.98	6/1/2015	603,773	424,747.79	0.00	0.00	8.00%
198	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9832036	12/1/1985	IWL 90	7,717.33	12/1/2015	399,063	325,152.40	0.00	0.00	5.00%
199	1	Adj CL	PolyOne Corp.	PolyOne Corp.	10573254	12/1/1987	Adj CL	3,810.00	12/1/2015	338,043	280,204.45	0.00	0.00	8.00%
200	1	90 Life	PolyOne Corp.	PolyOne Corp.	11071041	6/1/1989	90 Life	2,113.16	6/1/2015	70,592	55,453.25	0.00	0.00	8.00%
201	1	Adj CL	PolyOne Corp.	PolyOne Corp.	11623042	12/1/1990	Adj CL	3,209.32	12/1/2015	173,385	147,434.51	0.00	0.00	8.00%
202	1	65 Life	PolyOne Corp.	PolyOne Corp.	8223910A	12/1/1980	Pd Up Life	0.00	n/a	207,208	159,277.42	0.00	0.00	6.15%
203	1	65 Life	PolyOne Corp.	PolyOne Corp.	8236545	12/1/1980	Pd Up Life	0.00	n/a	682,129	524,341.48	0.00	0.00	6.15%

	PolyOne Corporation					Policies to be Assigned to Wells Fargo
	Northwestern Mutual Insurance Summary as of 5/31/2015

	(1)	(2)	(3)	(4)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)
										Total	Cash
No. of					Policy	Issue	Ins.	Annual Premium		Death Beneft	Surrender	Loan Indebtedness
Policies	Plan	Policy Type	Policy Owner	Policy Beneficiary	Number	Date	Plan	Amount	Pd To Date	Amount	Value	Principal	Interest	Rate
204	1	IWL 90	PolyOne Corp.	PolyOne Corp.	9832046	12/1/1985	IWL 90	2,323.69	12/1/2015	152,576	106,359.17	0.00	0.00	5.00%
205	1	65 Life	PolyOne Corp.	PolyOne Corp.	10652011	12/1/1987	Pd Up Life	0.00	n/a	315,269	238,470.05	0.00	0.00	8.00%
206	1	65 Life	PolyOne Corp.	PolyOne Corp.	11071077	6/1/1989	Pd Up Life	0.00	n/a	582,132	443,786.88	0.00	0.00	8.00%
207	1	Adj CL	PolyOne Corp.	PolyOne Corp.	11620871	12/1/1990	Adj CL	4,324.08	12/1/2015	487,628	368,684.53	0.00	0.00	8.00%
208	1	90 Life	PolyOne Corp.	PolyOne Corp.	12228469	6/1/1992	90 Life	4,037.00	6/1/2015	141,921	87,361.13	0.00	0.00	8.00%
209	1	Adj CL	PolyOne Corp.	PolyOne Corp.	12809947	12/1/1993	Adj CL	11,700.00	12/1/2015	636,997	434,051.61	0.00	0.00	8.00%
210	2	EOL	PolyOne Corp.	PolyOne Corp.	10131256	12/1/1985	OL EOL	2,343.02	12/1/2015	210,956	136,355.47	0.00	0.00	6.15%
211	2	65 Life	PolyOne Corp.	PolyOne Corp.	10574353	12/1/1987	Pd Up Life	0.00	n/a	45,800	32,330.24	0.00	0.00	8.00%
212	2	65 Life	PolyOne Corp.	PolyOne Corp.	11070791	6/1/1989	Pd Up Life	0.00	n/a	315,026	224,482.32	0.00	0.00	8.00%
213	2	65 Life	PolyOne Corp.	PolyOne Corp.	8236617	12/1/1980	Pd Up Life	0.00	n/a	281,614	213,327.99	0.00	0.00	6.15%
214	2	65 Life	PolyOne Corp.	PolyOne Corp.	6511513	12/1/1971	Pd Up Life	0.00	n/a	159,133	144,907.57	0.00	0.00	6.00%
215	2	65 Life	PolyOne Corp.	PolyOne Corp.	7317459	12/1/1976	Pd Up Life	0.00	n/a	99,623	90,717.37	0.00	0.00	6.15%
216	2	65 Life	PolyOne Corp.	PolyOne Corp.	8289452	12/1/1980	Pd Up Life	0.00	n/a	63,829	58,123.11	0.00	0.00	6.15%
217	2	65 Life	PolyOne Corp.	PolyOne Corp.	6927320	12/1/1974	Pd Up Life	0.00	n/a	192,666	148,099.22	0.00	0.00	6.00%
218	2	65 Life	PolyOne Corp.	PolyOne Corp.	7325308	12/1/1976	Pd Up Life	0.00	n/a	43,147	33,166.39	0.00	0.00	6.15%
219	2	65 Life	PolyOne Corp.	PolyOne Corp.	7759726	12/1/1978	Pd Up Life	0.00	n/a	44,729	34,382.46	0.00	0.00	6.15%
220	2	65 Life	PolyOne Corp.	PolyOne Corp.	8230322	12/1/1980	Pd Up Life	0.00	n/a	64,841	49,842.22	0.00	0.00	6.15%
221	2	EOL	PolyOne Corp.	PolyOne Corp.	9835745	12/1/1985	OL EOL	1,278.29	12/1/2015	113,217	78,936.59	0.00	0.00	6.15%
222	2	65 Life	PolyOne Corp.	PolyOne Corp.	6355898	12/1/1970	Pd Up Life	0.00	n/a	167,397	148,407.27	0.00	0.00	6.00%
223	2	65 Life	PolyOne Corp.	PolyOne Corp.	7313144	12/1/1976	Pd Up Life	0.00	n/a	117,270	103,966.74	0.00	0.00	6.15%
224	2	65 Life	PolyOne Corp.	PolyOne Corp.	8223899	12/1/1980	Pd Up Life	0.00	n/a	67,351	59,710.62	0.00	0.00	6.15%
225	2	EOL	PolyOne Corp.	PolyOne Corp.	9835771	12/1/1985	OL EOL	3,259.03	12/1/2015	107,620	85,647.09	0.00	0.00	6.15%
226	2	65 Life	PolyOne Corp.	PolyOne Corp.	7773689	12/1/1978	Pd Up Life	0.00	n/a	346,124	309,581.17	0.00	0.00	6.15%
227	2	65 Life	PolyOne Corp.	PolyOne Corp.	8236641	12/1/1980	Pd Up Life	0.00	n/a	66,876	59,815.42	0.00	0.00	6.15%
228	2	65 Life	PolyOne Corp.	PolyOne Corp.	8241097	12/1/1980	Pd Up Life	0.00	n/a	224,586	162,423.34	0.00	0.00	6.15%
229	2	65 Life	PolyOne Corp.	PolyOne Corp.	12814433	12/1/1987	65 Life	227.00	12/1/2015	18,543	9,129.97	0.00	0.00	8.00%
230	2	65 Life	PolyOne Corp.	PolyOne Corp.	12814492	6/1/1989	65 Life	562.20	6/1/2015	41,869	20,554.28	0.00	0.00	8.00%
231	2	EOL	PolyOne Corp.	PolyOne Corp.	9813338	12/1/1985	OL EOL	2,510.31	12/1/2015	235,043	148,943.12	0.00	0.00	6.15%
232	2	65 Life	PolyOne Corp.	PolyOne Corp.	11624366	12/1/1990	65 Life	188.80	12/1/2015	11,902	4,913.68	0.00	0.00	8.00%
233	2	65 Life	PolyOne Corp.	PolyOne Corp.	12816149	12/1/1993	65 Life	600.01	12/1/2015	33,460	13,379.94	0.00	0.00	8.00%
234	2	65 Life	PolyOne Corp.	PolyOne Corp.	11627884	12/1/1990	Pd Up Life	0.00	n/a	25,795	13,933.44	0.00	0.00	8.00%
235	2	65 Life	PolyOne Corp.	PolyOne Corp.	12810716	12/1/1993	Pd Up Life	0.00	n/a	30,455	16,450.58	0.00	0.00	8.00%
236	2	65 Life	PolyOne Corp.	PolyOne Corp.	10586187	12/1/1987	Pd Up Life	0.00	n/a	265,485	183,837.72	0.00	0.00	8.00%
237	2	65 Life	PolyOne Corp.	PolyOne Corp.	11072644	6/1/1989	Pd Up Life	0.00	n/a	109,621	75,167.40	0.00	0.00	8.00%

	PolyOne Corporation					Policies to be Assigned to Wells Fargo
	Northwestern Mutual Insurance Summary as of 5/31/2015

	(1)	(2)	(3)	(4)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)
										Total	Cash
No. of					Policy	Issue	Ins.	Annual Premium		Death Beneft	Surrender	Loan Indebtedness
Policies	Plan	Policy Type	Policy Owner	Policy Beneficiary	Number	Date	Plan	Amount	Pd To Date	Amount	Value	Principal	Interest	Rate
238	2	65 Life	PolyOne Corp.	PolyOne Corp.	11629971	12/1/1990	Pd Up Life	0.00	n/a	16,670	11,543.31	0.00	0.00	8.00%
239	2	65 Life	PolyOne Corp.	PolyOne Corp.	12810695	12/1/1993	Pd Up Life	0.00	n/a	26,870	18,606.40	0.00	0.00	8.00%
240	2	EOL	PolyOne Corp.	PolyOne Corp.	9814428	12/1/1985	OL EOL	1,902.50	12/1/2015	163,424	100,367.28	0.00	0.00	6.15%
241	2	65 Life	PolyOne Corp.	PolyOne Corp.	10574298	12/1/1987	Pd Up Life	0.00	n/a	42,421	28,797.23	0.00	0.00	8.00%
242	2	65 Life	PolyOne Corp.	PolyOne Corp.	11071079	6/1/1989	Pd Up Life	0.00	n/a	204,084	137,149.01	0.00	0.00	8.00%
243	2	65 Life	PolyOne Corp.	PolyOne Corp.	12810733	12/1/1993	Pd Up Life	0.00	n/a	31,431	21,336.74	0.00	0.00	8.00%
244	2	65 Life	PolyOne Corp.	PolyOne Corp.	6944180	12/1/1974	Pd Up Life	0.00	n/a	155,577	139,151.60	0.00	0.00	6.00%
245	2	65 Life	PolyOne Corp.	PolyOne Corp.	7751587	12/1/1978	Pd Up Life	0.00	n/a	72,027	64,422.58	0.00	0.00	6.15%
246	2	EOL	PolyOne Corp.	PolyOne Corp.	9887411	12/1/1985	OL EOL	784.79	12/1/2015	118,925	53,773.41	0.00	0.00	6.15%
247	2	65 Life	PolyOne Corp.	PolyOne Corp.	10574570	12/1/1987	65 Life	245.16	12/1/2015	19,292	9,088.08	0.00	0.00	8.00%
248	2	EOL	PolyOne Corp.	PolyOne Corp.	9831688	12/1/1985	OL EOL	694.91	12/1/2015	104,738	47,347.01	0.00	0.00	6.15%
249	2	65 Life	PolyOne Corp.	PolyOne Corp.	10574626	12/1/1987	65 Life	243.55	12/1/2015	19,137	9,014.62	0.00	0.00	8.00%
250	2	65 Life	PolyOne Corp.	PolyOne Corp.	8260076	12/1/1980	Pd Up Life	0.00	n/a	302,789	261,316.75	0.00	0.00	6.15%
251	2	65 Life	PolyOne Corp.	PolyOne Corp.	6491030	12/1/1971	Pd Up Life	0.00	n/a	173,829	172,132.54	0.00	0.00	6.00%
252	2	65 Life	PolyOne Corp.	PolyOne Corp.	8230241	12/1/1980	Pd Up Life	0.00	n/a	258,845	187,199.87	0.00	0.00	6.15%
253	2	EOL	PolyOne Corp.	PolyOne Corp.	9831719	12/1/1985	OL EOL	667.94	12/1/2015	65,309	42,111.97	0.00	0.00	6.15%
254	2	65 Life	PolyOne Corp.	PolyOne Corp.	6370421	12/1/1970	Pd Up Life	0.00	n/a	147,073	125,746.28	0.00	0.00	6.00%
255	2	65 Life	PolyOne Corp.	PolyOne Corp.	6359858	12/1/1970	Pd Up Life	0.00	n/a	157,731	129,377.63	0.00	0.00	6.00%
256	2	65 Life	PolyOne Corp.	PolyOne Corp.	6941415	12/1/1974	Pd Up Life	0.00	n/a	63,281	51,905.75	0.00	0.00	6.00%
257	2	65 Life	PolyOne Corp.	PolyOne Corp.	7299121	12/1/1976	Pd Up Life	0.00	n/a	78,942	64,751.57	0.00	0.00	6.15%
258	2	65 Life	PolyOne Corp.	PolyOne Corp.	7788411	12/1/1978	Pd Up Life	0.00	n/a	79,851	65,497.16	0.00	0.00	6.15%
259	2	65 Life	PolyOne Corp.	PolyOne Corp.	8249295	12/1/1980	Pd Up Life	0.00	n/a	95,372	78,228.14	0.00	0.00	6.15%
260	2	65 Life	PolyOne Corp.	PolyOne Corp.	10574844	12/1/1987	Pd Up Life	0.00	n/a	296,277	188,896.56	0.00	0.00	8.00%
261	2	65 Life	PolyOne Corp.	PolyOne Corp.	11071165	6/1/1989	Pd Up Life	0.00	n/a	100,769	63,553.21	0.00	0.00	8.00%
262	2	EOL	PolyOne Corp.	PolyOne Corp.	9835800	12/1/1985	OL EOL	999.72	12/1/2015	119,758	67,567.45	0.00	0.00	6.15%
263	2	65 Life	PolyOne Corp.	PolyOne Corp.	6359116	12/1/1970	Pd Up Life	0.00	n/a	160,805	141,307.06	0.00	0.00	6.00%
264	2	65 Life	PolyOne Corp.	PolyOne Corp.	6936600	12/1/1974	Pd Up Life	0.00	n/a	65,874	57,886.64	0.00	0.00	6.00%
265	2	65 Life	PolyOne Corp.	PolyOne Corp.	7299116	12/1/1976	Pd Up Life	0.00	n/a	83,968	73,786.71	0.00	0.00	6.15%
266	2	65 Life	PolyOne Corp.	PolyOne Corp.	7792055	12/1/1978	Pd Up Life	0.00	n/a	74,810	65,739.13	0.00	0.00	6.15%
267	2	65 Life	PolyOne Corp.	PolyOne Corp.	8270077	12/1/1980	Pd Up Life	0.00	n/a	147,458	129,578.41	0.00	0.00	6.15%
268	2	65 Life	PolyOne Corp.	PolyOne Corp.	6624189	12/1/1972	Pd Up Life	0.00	n/a	154,667	130,962.87	0.00	0.00	6.00%
269	2	65 Life	PolyOne Corp.	PolyOne Corp.	7317465	12/1/1976	Pd Up Life	0.00	n/a	118,040	99,949.29	0.00	0.00	6.15%
270	2	65 Life	PolyOne Corp.	PolyOne Corp.	7767175	12/1/1978	Pd Up Life	0.00	n/a	66,912	56,657.12	0.00	0.00	6.15%
271	2	65 Life	PolyOne Corp.	PolyOne Corp.	8236580	12/1/1980	Pd Up Life	0.00	n/a	49,773	42,144.83	0.00	0.00	6.15%

	PolyOne Corporation					Policies to be Assigned to Wells Fargo
	Northwestern Mutual Insurance Summary as of 5/31/2015

	(1)	(2)	(3)	(4)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)
										Total	Cash
No. of					Policy	Issue	Ins.	Annual Premium		Death Beneft	Surrender	Loan Indebtedness
Policies	Plan	Policy Type	Policy Owner	Policy Beneficiary	Number	Date	Plan	Amount	Pd To Date	Amount	Value	Principal	Interest	Rate
272	2	65 Life	PolyOne Corp.	PolyOne Corp.	6956185	12/1/1974	Pd Up Life	0.00	n/a	152,934	122,454.83	0.00	0.00	6.00%
273	2	65 Life	PolyOne Corp.	PolyOne Corp.	7782699	12/1/1978	Pd Up Life	0.00	n/a	97,401	77,989.34	0.00	0.00	6.15%
274	2	65 Life	PolyOne Corp.	PolyOne Corp.	8249249	12/1/1980	Pd Up Life	0.00	n/a	51,173	40,974.42	0.00	0.00	6.15%
275	2	EOL	PolyOne Corp.	PolyOne Corp.	9831741	12/1/1985	OL EOL	1,044.08	12/1/2015	84,036	61,767.56	0.00	0.00	6.15%
276	2	EOL	PolyOne Corp.	PolyOne Corp.	9831805	12/1/1985	OL EOL	1,027.37	12/1/2015	130,874	70,173.98	0.00	0.00	6.15%
277	2	65 Life	PolyOne Corp.	PolyOne Corp.	8236592	12/1/1980	Pd Up Life	0.00	n/a	322,574	261,502.45	0.00	0.00	6.15%
278	2	EOL	PolyOne Corp.	PolyOne Corp.	9831646	12/1/1985	OL EOL	839.83	12/1/2015	103,119	56,723.41	0.00	0.00	6.15%
279	2	65 Life	PolyOne Corp.	PolyOne Corp.	6357375	12/1/1970	Pd Up Life	0.00	n/a	161,944	146,140.17	0.00	0.00	6.00%
280	2	65 Life	PolyOne Corp.	PolyOne Corp.	6936560	12/1/1974	Pd Up Life	0.00	n/a	60,578	54,666.30	0.00	0.00	6.00%
281	2	65 Life	PolyOne Corp.	PolyOne Corp.	6360937	12/1/1970	Pd Up Life	0.00	n/a	181,259	166,598.73	0.00	0.00	6.00%
282	2	65 Life	PolyOne Corp.	PolyOne Corp.	6938911	12/1/1974	Pd Up Life	0.00	n/a	55,443	50,958.76	0.00	0.00	6.00%
283	2	65 Life	PolyOne Corp.	PolyOne Corp.	7772776	12/1/1978	Pd Up Life	0.00	n/a	212,685	153,816.40	0.00	0.00	6.15%
284	2	65 Life	PolyOne Corp.	PolyOne Corp.	8241395	12/1/1980	Pd Up Life	0.00	n/a	53,178	38,458.98	0.00	0.00	6.15%
285	2	65 Life	PolyOne Corp.	PolyOne Corp.	12814499	12/1/1987	65 Life	172.30	12/1/2015	13,724	5,998.70	0.00	0.00	8.00%
286	2	65 Life	PolyOne Corp.	PolyOne Corp.	7343954	12/1/1976	Pd Up Life	0.00	n/a	256,450	217,146.70	0.00	0.00	6.15%
287	2	65 Life	PolyOne Corp.	PolyOne Corp.	7753952	12/1/1978	Pd Up Life	0.00	n/a	60,097	50,886.59	0.00	0.00	6.15%
288	2	65 Life	PolyOne Corp.	PolyOne Corp.	8235178	12/1/1980	Pd Up Life	0.00	n/a	56,561	47,892.51	0.00	0.00	6.15%
289	2	65 Life	PolyOne Corp.	PolyOne Corp.	11627926	12/1/1990	Pd Up Life	0.00	n/a	328,360	213,881.88	0.00	0.00	8.00%
290	2	65 Life	PolyOne Corp.	PolyOne Corp.	12811359	6/1/1989	Pd Up Life	0.00	n/a	45,311	29,826.98	0.00	0.00	8.00%
291	2	65 Life	PolyOne Corp.	PolyOne Corp.	6359745	12/1/1970	Pd Up Life	0.00	n/a	207,403	183,874.94	0.00	0.00	6.00%
292	2	65 Life	PolyOne Corp.	PolyOne Corp.	6943008	12/1/1974	Pd Up Life	0.00	n/a	47,550	42,155.86	0.00	0.00	6.00%
293	2	65 Life	PolyOne Corp.	PolyOne Corp.	7772798	12/1/1978	Pd Up Life	0.00	n/a	101,598	90,072.59	0.00	0.00	6.15%
294	2	65 Life	PolyOne Corp.	PolyOne Corp.	7782250A	12/1/1978	Pd Up Life	0.00	n/a	82,859	73,459.37	0.00	0.00	6.15%
295	2	65 Life	PolyOne Corp.	PolyOne Corp.	11071229	6/1/1989	Pd Up Life	0.00	n/a	588,967	411,836.87	0.00	0.00	8.00%
296	2	Adj CL	PolyOne Corp.	PolyOne Corp.	12813211	12/1/1993	Adj CL	1,018.12	12/1/2015	53,594	33,444.07	0.00	0.00	8.00%
297	2	65 Life	PolyOne Corp.	PolyOne Corp.	7753966	12/1/1978	Pd Up Life	0.00	n/a	222,664	175,981.62	0.00	0.00	6.15%
298	2	65 Life	PolyOne Corp.	PolyOne Corp.	8224586	12/1/1980	Pd Up Life	0.00	n/a	46,152	36,476.05	0.00	0.00	6.15%
299	2	65 Life	PolyOne Corp.	PolyOne Corp.	6953286A	12/1/1974	Pd Up Life	0.00	n/a	171,398	153,302.26	0.00	0.00	6.00%
300	2	65 Life	PolyOne Corp.	PolyOne Corp.	7317828	12/1/1976	Pd Up Life	0.00	n/a	85,175	76,182.46	0.00	0.00	6.15%
301	2	65 Life	PolyOne Corp.	PolyOne Corp.	7767172	12/1/1978	Pd Up Life	0.00	n/a	58,709	52,510.67	0.00	0.00	6.15%
302	2	65 Life	PolyOne Corp.	PolyOne Corp.	8236653	12/1/1980	Pd Up Life	0.00	n/a	66,130	59,148.17	0.00	0.00	6.15%
303	2	65 Life	PolyOne Corp.	PolyOne Corp.	12810813	12/1/1993	Pd Up Life	0.00	n/a	217,124	135,430.71	0.00	0.00	8.00%
304	2	65 Life	PolyOne Corp.	PolyOne Corp.	8249182	12/1/1980	Pd Up Life	0.00	n/a	365,049	315,049.14	0.00	0.00	6.15%
305	2	EOL	PolyOne Corp.	PolyOne Corp.	9831784	12/1/1985	OL EOL	1,311.14	12/1/2015	64,834	51,852.38	0.00	0.00	6.15%

	PolyOne Corporation					Policies to be Assigned to Wells Fargo
	Northwestern Mutual Insurance Summary as of 5/31/2015

	(1)	(2)	(3)	(4)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)
										Total	Cash
No. of					Policy	Issue	Ins.	Annual Premium		Death Beneft	Surrender	Loan Indebtedness
Policies	Plan	Policy Type	Policy Owner	Policy Beneficiary	Number	Date	Plan	Amount	Pd To Date	Amount	Value	Principal	Interest	Rate
306	2	65 Life	PolyOne Corp.	PolyOne Corp.	6362776	12/1/1970	Pd Up Life	0.00	n/a	170,714	140,026.84	0.00	0.00	6.00%
307	2	65 Life	PolyOne Corp.	PolyOne Corp.	6918493	12/1/1974	Pd Up Life	0.00	n/a	63,751	52,291.27	0.00	0.00	6.00%
308	2	65 Life	PolyOne Corp.	PolyOne Corp.	7299778	12/1/1976	Pd Up Life	0.00	n/a	68,171	55,916.73	0.00	0.00	6.15%
309	2	65 Life	PolyOne Corp.	PolyOne Corp.	7788405	12/1/1978	Pd Up Life	0.00	n/a	65,749	53,930.11	0.00	0.00	6.15%
310	2	65 Life	PolyOne Corp.	PolyOne Corp.	8280995	12/1/1980	Pd Up Life	0.00	n/a	84,190	69,056.20	0.00	0.00	6.15%
311	2	EOL	PolyOne Corp.	PolyOne Corp.	9835863	12/1/1985	OL EOL	1,308.92	12/1/2015	100,618	76,369.26	0.00	0.00	6.15%
312	2	EOL	PolyOne Corp.	PolyOne Corp.	9847185	12/1/1985	OL EOL	1,116.23	12/1/2015	126,858	64,081.20	0.00	0.00	6.15%
313	2	65 Life	PolyOne Corp.	PolyOne Corp.	6965280	12/1/1974	Pd Up Life	0.00	n/a	179,493	151,984.06	0.00	0.00	6.00%
314	2	65 Life	PolyOne Corp.	PolyOne Corp.	7776657	12/1/1978	Pd Up Life	0.00	n/a	111,592	94,489.51	0.00	0.00	6.15%
315	2	65 Life	PolyOne Corp.	PolyOne Corp.	8241136	12/1/1980	Pd Up Life	0.00	n/a	84,166	71,266.80	0.00	0.00	6.15%
316	2	65 Life	PolyOne Corp.	PolyOne Corp.	12810832	12/1/1993	Pd Up Life	0.00	n/a	218,256	142,164.11	0.00	0.00	8.00%
317	2	EOL	PolyOne Corp.	PolyOne Corp.	10121015	12/1/1985	Whole Life	1,162.31	12/1/2015	138,018	76,920.84	0.00	0.00	8.00%
318	2	65 Life	PolyOne Corp.	PolyOne Corp.	10586137	12/1/1987	Pd Up Life	0.00	n/a	37,347	23,295.12	0.00	0.00	8.00%
319	2	65 Life	PolyOne Corp.	PolyOne Corp.	11071192	6/1/1989	Pd Up Life	0.00	n/a	117,547	72,509.10	0.00	0.00	8.00%
320	2	65 Life	PolyOne Corp.	PolyOne Corp.	7767179	12/1/1978	Pd Up Life	0.00	n/a	300,194	251,631.38	0.00	0.00	6.15%
321	2	65 Life	PolyOne Corp.	PolyOne Corp.	8236551	12/1/1980	Pd Up Life	0.00	n/a	73,418	61,541.11	0.00	0.00	6.15%
322	2	65 Life	PolyOne Corp.	PolyOne Corp.	6355223	12/1/1970	Pd Up Life	0.00	n/a	189,932	157,532.18	0.00	0.00	6.00%
323	2	65 Life	PolyOne Corp.	PolyOne Corp.	6941483	12/1/1974	Pd Up Life	0.00	n/a	56,112	46,540.05	0.00	0.00	6.00%
324	2	65 Life	PolyOne Corp.	PolyOne Corp.	7304082	12/1/1976	Pd Up Life	0.00	n/a	53,565	44,427.54	0.00	0.00	6.15%
325	2	65 Life	PolyOne Corp.	PolyOne Corp.	7782250C	12/1/1978	Pd Up Life	0.00	n/a	119,424	99,051.89	0.00	0.00	6.15%
326	2	65 Life	PolyOne Corp.	PolyOne Corp.	7784726	12/1/1978	Pd Up Life	0.00	n/a	82,642	68,544.40	0.00	0.00	6.15%
327	2	EOL	PolyOne Corp.	PolyOne Corp.	9920643	12/1/1985	OL EOL	1,245.42	12/1/2015	93,053	71,677.21	0.00	0.00	6.15%
328	2	65 Life	PolyOne Corp.	PolyOne Corp.	6938713	12/1/1974	Pd Up Life	0.00	n/a	140,533	109,566.51	0.00	0.00	6.00%
329	2	65 Life	PolyOne Corp.	PolyOne Corp.	7304095	12/1/1976	Pd Up Life	0.00	n/a	50,775	39,586.72	0.00	0.00	6.15%
330	2	65 Life	PolyOne Corp.	PolyOne Corp.	7767168	12/1/1978	Pd Up Life	0.00	n/a	56,410	43,980.04	0.00	0.00	6.15%
331	2	65 Life	PolyOne Corp.	PolyOne Corp.	8234782	12/1/1980	Pd Up Life	0.00	n/a	90,812	70,801.54	0.00	0.00	6.15%
332	2	65 Life	PolyOne Corp.	PolyOne Corp.	11089532	6/1/1989	Pd Up Life	0.00	n/a	272,223	207,528.52	0.00	0.00	8.00%
333	2	65 Life	PolyOne Corp.	PolyOne Corp.	11644854	12/1/1990	Pd Up Life	0.00	n/a	22,131	16,998.76	0.00	0.00	8.00%
334	2	65 Life	PolyOne Corp.	PolyOne Corp.	8249278	12/1/1980	Pd Up Life	0.00	n/a	337,712	273,774.45	0.00	0.00	6.15%
										72,306,147	55,316,235.43	0.00	0.00

Schedule 5.2 to the Credit Agreement

[attach]

Signature Page to Third Amendment to Amended and Restated Credit Agreement

Schedule 5.2
Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the documents set forth below at the following times in form reasonably satisfactory to Agent:

Monthly (no later than the 10th day of each month), unless (i) either (A) Excess Availability is less than 15% of the Maximum Credit or (b) US Excess Availability is less than 12.5% of the Maximum Credit or (ii) a Default or an Event of Default has occurred and is continuing, then weekly

(a)    US Borrowing Base Certificate and a Canadian Borrowing Base Certificate, and

(b)    Inventory system/perpetual reports specifying the cost and the wholesale market value of each Borrower's and its Subsidiaries' Inventory, by category, with additional detail showing additions to and deletions therefrom (delivered electronically in an acceptable format, if Borrowers have implemented electronic reporting).

Monthly (no later than the 10th day of each month)
(c)    a detailed aging, by total, of each Borrower's Accounts, together with a reconciliation and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format, if Borrowers have implemented electronic reporting),

(d)    a detailed calculation of those Accounts that are not eligible for the US Borrowing Base or Canadian Borrowing Base, if Borrowers have not implemented electronic reporting,

(e)    a detailed Inventory system/perpetual report together with a reconciliation to each Borrower's general ledger accounts (delivered electronically in an acceptable format, if Borrowers have implemented electronic reporting),

(f)    with respect to Inventory, such information with respect to the lower of cost or market as Agent may request,

(g)    a detailed calculation of Inventory categories that are not eligible for the US Borrowing Base or the Canadian Borrowing Base, if Borrowers have not implemented electronic reporting,

(h)    a summary aging, by vendor, of each Borrower's and its Subsidiaries' accounts payable and any book overdraft (delivered electronically in an acceptable format, if Borrowers have implemented electronic reporting) and an aging, by vendor, of any held checks,

(i)    a detailed report regarding each Borrower's and its Subsidiaries' cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash,

(j)    a detailed report identifying and calculating (i) Canadian PST (i.e. provincial sales tax) and Canadian GST (i.e. goods and service tax) and (ii) to the extent applicable, Canadian HST (i.e. harmonized sales tax),

(k)    a monthly Account roll-forward, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of each Borrower's general ledger, and

(l)    a detailed report of the current cash surrender value of each Eligible Life Insurance Policy.

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Monthly (no later than the 30th day of each month)
(m)    a reconciliation of Accounts, trade accounts payable, and Inventory of each Borrower's general ledger accounts to its monthly financial statements including any book reserves related to each category.

Quarterly (no later than the 30th day of each quarter)
(n)    a report regarding each Borrower's and its Subsidiaries' accrued, but unpaid, VAT, and

(o)    a report setting forth the following information with respect to the operations in Canada: (i) number of employees in Canada broken down between sales people and non-sales people, (ii) accrued payroll expenses, (iii) accrued employee expenses, (iv) post-retirement healthcare benefits, (v) post-retirement employee benefits and (vi) other post-employee benefits.

Upon the request of Agent (but not more frequently than annually)	(p) an updated version of the Northwestern Mutual Side Letter executed by The Northwestern Mutual Life Insurance Company.
Promptly, but in any event within 3 Business Days after any Loan Party has any knowledge thereof	(q) notice of the cancellation of, termination of or other material change to, any Eligible Life Insurance Policy.
Promptly after any Loan Party has any knowledge thereof	(r) notice of the death of any Person covered by any Eligible Life Insurance Policy.

On or prior to the issuance thereof	(s) copies of any Life Insurance Policies issued or to be issued to any US Loan Party on or after the Second Amendment Effective Date.
Upon the request of Agent
(t)    an In Force Policy Data Review issued by The Northwestern Mutual Life Insurance Company with respect to each Life Insurance Policy,

(u)    to the extent any Life Insurance Policy would be materially different from any Life Insurance Policy type as of the Second Amendment Effective Date, samples of each Life Insurance Policy type issued to any of the US Loan Parties,

(v)    copies of any or all Life Insurance Policies issued to any of the US Loan Parties (to the extent available), and

(w)    any other available information reasonably requested by Agent relating to the Life Insurance Policies.